File No. [_________________]

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 2011

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.   [   ]

Post-Effective Amendment No.  [   ]

USAA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

9800 Fredericksburg Road
San Antonio, TX 78288-0227
(Address of Principal Executive Offices)

(210) 498-0226
(Registrant’s Area Code and Telephone Number)

Christopher P. Laia, Secretary
USAA MUTUAL FUNDS TRUST
9800 Fredericksburg Road
San Antonio, TX 78288-0227
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: Fund Shares of the series of the Registrant designated as the USAA Tax Exempt Long-Term Fund.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 33-65572 and 811-7852).

USAA MUTUAL FUNDS TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meetings

Q&A and Proxy Summary

Part A - Proxy Statement

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

USAA          9800 Fredericksburg Road
EAGLE         San Antonio, TX 78288
LOGO (R)

September 30, 2011

Dear Shareholder:

We are writing to ask for your vote on two proposals that affect your USAA Fund. The first proposal affects all of the USAA mutual funds and the second proposal affects the USAA Florida Tax-Free Income Fund. The proposals are as follows:

•	To elect six (6) Trustees to the Board of Trustees (the “Board”) of USAA Mutual Funds Trust (the “Trust”).

•	To reorganize the USAA Florida Tax-Free Income Fund (the “Florida Fund”) into the USAA Tax Exempt Long-Term Fund’s Fund Shares (the “National Fund”), each a series of the Trust (the “Reorganization”).

After careful consideration, your Fund’s Board recommends that you vote in favor of each proposal. In reaching its decision with respect to the Reorganization, the Board considered that, due to the repeal of Florida’s intangible personal property tax, there no longer is a state-specific tax reason to concentrate the Florida Fund’s investments in Florida securities.  The Board determined that the Reorganization would benefit the Florida Fund’s shareholders by offering shareholders the opportunity to invest in a fund that also seeks to provide investors with interest income exempt from federal income taxes, but has more diverse securities holdings, lower fees, and comparable overall long-term performance to that of the Florida Fund. In addition, because the National Fund is significantly larger than the Florida Fund, certain fixed costs, such as reporting, filing, printing, audit fees, and legal expenses, would be spread across a larger asset base, thereby potentially achieving operational efficiencies and lowering the total operating expenses borne by shareholders. These cost savings could help keep the Fund’s expense ratio below industry averages.

We have made voting quick and easy. YOU MAY VOTE BY INTERNET AT PROXYVOTE.COM OR BY TELEPHONE at the number listed on the proxy card. Should you wish to vote by mail, you can do so by returning the enclosed proxy card(s). Just follow the instructions on your proxy card(s), sign and date the card(s), and send the card(s) back to us. All shareholders benefit from timely voting. When shareholders don’t promptly cast their votes, the additional expense of follow-up communications must be incurred. PLEASE DO NOT SET THIS PROXY ASIDE FOR ANOTHER TIME.

Your vote is very important to us. We appreciate the trust you place in USAA to assist you in achieving your financial goals and the time and consideration you will give in voting on these proposals.

Sincerely,

/s/ Daniel S. McNamara Daniel S. McNamara President USAA Investment Management Company	/s/ Richard A. Zucker Richard A. Zucker Chairman of the Board of Trustees USAA Mutual Funds Trust

[USAA EAGLE LOGO (r)]
USAA MUTUAL FUNDS TRUST

9800 Fredericksburg Road
San Antonio, Texas 78288-0227

QUESTIONS AND ANSWERS

The enclosed Combined Proxy Statement and Prospectus (the “Proxy Statement”) will give you the information you need to vote on the matters listed on the previous page. Much of the information in the Proxy Statement is required under the rules and regulations of the Securities and Exchange Commission (the “SEC”) and is, therefore, quite detailed. If there is anything you don’t understand, please contact us at (800) 531-USAA (8722).

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposals to be voted upon. Please refer to the more complete information contained elsewhere in the Proxy Statement about the proposals.

Question:                   Why am I being asked to vote?

Answer:                  You are being asked to vote on two separate proposals. The first proposal, which will be voted on by all eligible shareholders of the Trust, is to re-elect three (3) current Trustees and elect three (3) new Trustees to serve on the Board of Trustees (the “Board”) of the USAA Mutual Funds Trust (the “Trust”). Trustees are fiduciaries and have an obligation to serve in the best interests of the shareholders. In addition, among other duties, they review fund performance, oversee fund activities and review contractual arrangements with service providers that provide services to the funds of the Trust.

The second proposal is to be voted on separately by shareholders of the USAA Florida Tax-Free Income Fund (the “Florida Fund”) to reorganize the Florida Fund into the USAA Tax Exempt Long-Term Fund (the “National Fund”), which, like the Florida Fund, is a series of the Trust (the “Reorganization”). As described in more detail below, the Florida Fund and the National Fund have substantially similar investment objectives and similar investment policies, and are subject to similar principal risks.

Question:                   Who is asking for my vote?

Answer:                  The Trust’s Board is soliciting the enclosed proxy.

Question:                  Why are we electing Trustees now?

Answer:                  The Board currently has an internal policy under which each Trustee is presented to shareholders for re-election at least once every five years; however, this policy may be changed by the Board at any time. The last time each current Trustee was presented to shareholders for election was July 2006, so it is now time to present to shareholders for re-election three (3) current Trustees who have been nominated to continue to serve on the Board.  One current Independent Trustee, Mr. Richard A. Zucker, who also serves as the Chair of the Board, has reached the end of his term of office. A second Independent Trustee, Ms. Barbara Dreeben, whose term of office is scheduled to expire in 2013, is not standing for re-election to the Board at this time after 18 years of service to the Trust and its shareholders to make room for new Board members, as part of the Board’s succession planning process. Finally, the Board’s only current Interested Trustee, Mr. Christopher W. Claus, is also voluntarily resigning from the Board as part of the succession planning process to make room for a new Interested Trustee (Mr. Daniel S. McNamara, President of USAA Investment Management Company). Thus, Mr. Zucker, Ms. Dreeben, and Mr. Claus are not being presented to shareholders for re-election. Therefore, to replace the positions vacated, the Trustees are presenting three (3) nominees for election to the Board as new Trustees: two (2) nominees to replace the two current Independent Trustees who are not being presented for re-election, and one (1) nominee to serve as the Interested Trustee.

Question:                    Are any new nominees being presented for election to the Board?

Answer:                  Yes. The Board is presenting three (3) new nominees for election to the Board.

Question:                    How does the Board recommend that I vote on the proposal to elect Trustees?

Answer:                  After careful consideration, the Board unanimously recommends that you vote “FOR” the election of all nominees for election to the Trust’s Board.

Question:                      What is the purpose of the Reorganization?

Answer:                  The Board believes that the Reorganization will permit shareholders of the Florida Fund to pursue substantially similar investment goals in a substantially larger fund that also is managed by USAA Investment Management Company (“IMCO”). The Florida Fund was designed, in part, to provide income exempt from the state of Florida’s annual intangible personal property tax and, as a result, has a policy to invest substantially all of its assets in securities issued by the state of Florida that are exempt from the intangible personal property tax as well as federal taxes. Because the Florida intangible personal property tax was repealed, there is no longer a state-specific tax advantage to concentrating the Florida Fund’s investments in Florida tax-exempt securities. By combining the Florida Fund with the National Fund, which has substantially more assets than the Florida Fund, Florida Fund shareholders should benefit from the more diverse investments of the National Fund and from more efficient portfolio management. In addition, the National Fund’s performance record is comparable to that of the Florida Fund. The National Fund also has lower fees and expenses than the Florida Fund. In addition, the Reorganization will eliminate the duplication of resources and costs associated with servicing the Funds as separate entities. Other potential benefits are described in the enclosed Proxy Statement.

Question:                  Are the investment objective and principal investment policies of the National Fund similar to those of the Florida Fund?

Answer:                  Yes. The Florida Fund and the National Fund have substantially similar investment objectives and similar investment policies, except that the Florida Fund focuses its investments on Florida securities. The Florida Fund has an objective of providing Florida investors with a high level of current interest income that is exempt from federal income tax and shares that are exempt from the Florida intangible personal property tax. Since the repeal of the Florida intangible personal property tax, the Florida Fund has focused on the component of its investment objective that seeks to provide Florida investors with a high level of current income that is exempt from federal income tax, which is similar to the investment objective of the National Fund of providing investors with interest income that is exempt from federal income tax.

The Florida Fund is required to normally invest at least 80% of its assets in longer-term investment-grade securities issued by the state of Florida, the interest on which is exempt from the Florida intangible personal property tax and federal income taxes. The National Fund normally invests at least 80% of its assets in investment-grade securities, the interest on which is exempt from federal income taxes. The primary difference between the Funds’ investment objectives is that the National Fund may, but is not required by its investment management policies to, purchase securities issued by the state of Florida, whereas under normal market conditions, the Florida Fund must invest at least 80% of its net assets in Florida securities. The Board and IMCO believe that the Florida Fund’s shareholders would benefit from the National Fund’s more diverse portfolio holdings.

Question:                  How will the Reorganization work?

Answer:                  Subject to your approval, pursuant to the proposed Plan of Reorganization and Termination (the “Reorganization Plan”), the Florida Fund will transfer all of its assets to the National Fund in return for shares of the National Fund and the National Fund’s assumption of the Florida Fund’s liabilities. The Florida Fund will then distribute the shares it receives from the National Fund to its shareholders. Shareholders of the Florida Fund will become shareholders of the National Fund. The Florida Fund has only one class of shares (Fund Shares). The National Fund has two classes of shares (Fund Shares and Adviser Shares). Shareholders of the Florida Fund will receive Fund Shares of the National Fund in the Reorganization. The value of the National Fund shares that you receive in the Reorganization will be the same as the value of the shares of the Florida Fund that you held immediately before the Reorganization. After the Reorganization, the Florida Fund will be liquidated and terminated. If the Reorganization Plan is carried out as proposed, we do not expect the transaction will have any federal or state tax consequences to the Florida Fund or its shareholders. Please refer to the Proxy Statement for a detailed explanation of the proposal.

Question:                  When is the Reorganization expected to occur?

Answer:                      If the Reorganization Plan is approved by shareholders of the Florida Fund, the Reorganization presently is expected to be effective on or about January 27, 2012.

Question:                   How will the Reorganization affect me?

Answer:                  Following the Reorganization, you will be a shareholder of the National Fund, which has a substantially similar investment objective and similar investment policies, as well as the same investment adviser, as the Florida Fund. You will receive shares of the National Fund equal in value as of the Reorganization closing date to the shares of the Florida Fund you hold on the closing date. The Reorganization will not affect the value of your investment at the time of the Reorganization and your interest in the Florida Fund will not be diluted.

Question:                      How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Florida Fund?

Answer:                  The fees and expenses to be paid by shareholders of the Florida Fund immediately following the Reorganization are expected to be lower than the fees and expenses paid by such shareholders during the past fiscal year.

Question:                      What will happen if the Reorganization Plan is not approved?

Answer:                  If shareholders of the Florida Fund fail to approve the Reorganization Plan, the Florida Fund will not be reorganized into the National Fund and the Trustees will consider alternative arrangements for the Fund, including the liquidation and termination of the Fund.

Question:                      Who is paying for expenses related to the Meeting and the Reorganization?

Answer:                  The Florida Fund will pay all costs relating to the proposed Reorganization, including the solicitation and other costs relating to the meeting of the Florida Fund’s shareholders, at which the Reorganization will be considered, except that IMCO will bear the costs of internal personnel necessary to plan, prepare, and execute the project in connection with the Reorganization. The costs relating to the proposal to elect Trustees, including costs relating to the solicitation of proxies with respect to the Meeting, will be borne pro rata by the funds of the Trust, including the Florida Fund, based on their respective net assets as of September 16, 2011.

Question:                      Will I have to pay any taxes as a result of the Reorganization?

Answer:                      The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. As a condition to the closing of the Reorganization, the Trust will receive an opinion of counsel to the effect that the Reorganization will qualify for such treatment, although you should note that opinions of counsel are not binding on the Internal Revenue Service or the courts. Assuming the Reorganization qualifies for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a direct result of the Reorganization. You should talk to your tax adviser about any state, local, and other tax consequences of the Reorganization. See “Information about the Proposed Reorganization—Federal Income Tax Consequences.”

Question:                      How does the Board recommend that I vote on Proposal 2?

Answer:                      After careful consideration, the Board unanimously recommends that you vote “FOR” the Reorganization Plan.

Question:                      Why do I need to vote?

Answer:                  Your vote is needed to ensure that a quorum is present at the Meeting so that each proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question:                      How do I cast my vote?

Answer:                  As a shareholder, you may vote in one of the four following ways:

1.	You may vote on the Internet at proxyvote.com.*
2.	You may vote by calling our special toll-free number listed on the proxy card.*
3.
You may vote by sending us a completed and executed proxy card. The proxy card(s) have been included with this proxy statement, along with a postage-paid envelope for your convenience in mailing us your proxy card.

4.	You may vote in person by attending the shareholder meeting.

* If you vote by telephone or access the telephone voting site, your vote must be received no later than 11:59 p.m. Eastern Time on November 9, 2011.

We encourage you to vote by Internet or telephone to minimize the costs of solicitation.

Question:                      Who is eligible to vote?

Answer:                  Shareholders of record of the Florida Fund as of the close of business on September 16, 2011, are entitled to vote at the Meeting, and any postponements or adjournments thereof.  It is expected that the Notice of Special Meeting, the proxy card, the proxy summary, and the proxy statement will be mailed to shareholders of record on or about September 30, 2011.

Each share is entitled to one vote (with proportionate voting for fractional shares). Shares represented by duly executed proxies will be voted in accordance with shareholders’ instructions. If you sign the proxy, but don’t fill in a vote, your shares will be voted “FOR” each of the proposals. If any other business is brought before the Meeting, your shares will be voted as determined in the discretion of the proxies.

Question:                      Who do I call if I have questions?

Answer:                  We will be happy to answer your questions about the proxy solicitation. Please call shareholder services at (800) 531-USAA (8722).

YOUR VOTE IS VERY IMPORTANT!
PLEASE VOTE TODAY.

[USAA EAGLE LOGO (r)]
USAA MUTUAL FUNDS TRUST

9800 Fredericksburg Road
San Antonio, Texas 78288-0227

PROXY INFORMATION

The enclosed proxy statement provides details on important issues relating to your USAA mutual fund. The Board of Trustees of your fund recommends that you vote “FOR” each proposal.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote by using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. The choice is yours. Use whichever method works best for you!  If you choose to vote via the Internet or by phone, do not mail your proxy card.

To vote on the Internet:
1. Go to proxyvote.com
2. Enter the control number on your proxy card.
3. Follow the instructions on the site.

To vote by telephone:
1. Call toll-free number listed on your proxy card.
2. Enter the control number on your proxy card.
3. Follow the recorded instructions.

You also may vote in person by attending the shareholder meeting. We encourage you to vote by Internet or telephone to minimize the costs of solicitation.

YOUR VOTE IS VERY IMPORTANT!
PLEASE VOTE TODAY.

We urge you to spend some time reviewing this proxy statement and the brief summary of the proposals contained in this package. Should you have any questions, we invite you to call toll free at (800) 531-USAA (8722) Monday through Friday from 7 a.m. to 10 p.m. Central Time and on Saturday from 8:30 a.m. to 5 p.m. Central Time. We have retained Broadridge Financial Solutions Inc. (“Broadridge”) to assist shareholders in the voting process. If we have not received your proxy card as the date of the meeting approaches, representatives from USAA may call you to remind you to exercise your right to vote.

[USAA EAGLE LOGO (r)]
USAA MUTUAL FUNDS TRUST

USAA Florida Tax-Free Income Fund

9800 Fredericksburg Road
San Antonio, TX 78288-0227
________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 10, 2011
________________________

A special meeting of the shareholders (the “Meeting”) of all the funds of USAA Mutual Funds Trust (the “Trust”), including the USAA Florida Tax-Free Income Fund (the “Florida Fund”) will be held on November 10, 2011, at 2 p.m., Central Time, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, for the following purposes:

1.	To elect Trustees of the Trust;

2.	To approve the proposed Plan of Reorganization and Termination that provides for the reorganization of the Florida Fund into the USAA Tax Exempt Long-Term Fund; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only shareholders of record of the Trust at the close of business on September 16, 2011, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof.

By Order of the Board of Trustees,

Christopher P. Laia
Secretary
San Antonio, Texas
September 30, 2011

[USAA EAGLE LOGO (R)]
COMBINED PROXY STATEMENT AND PROSPECTUS
September 26, 2011

USAA MUTUAL FUNDS TRUST
USAA Florida Tax-Free Income Fund
USAA Tax Exempt Long-Term Fund
9800 Fredericksburg Road
San Antonio, TX 78288-0227

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of USAA Mutual Funds Trust (the “Trust”) for use at a special meeting of shareholders of the Trust, or any adjournments or postponements thereof (the “Meeting”), including shareholders of the USAA Florida Tax-Free Income Fund (the “Florida Fund”), to be held at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 November 10, 2011, at 2:00 p.m., Central Time, to consider the following proposals:

1.	All shareholders of each series of the Trust will be asked to elect Trustees to the Board; and

2.
All shareholders of the Florida Fund will be asked to approve a Plan of Reorganization and Termination (the “Reorganization Plan”) that provides for the reorganization of the Florida Fund into the USAA Tax Exempt Long-Term Fund (the “National Fund”) (the “Reorganization”).

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated Proxy Card.

The Florida Fund and the National Fund are series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

1.	The Prospectus and Statement of Additional Information of the Florida Fund, each dated August 1, 2011, as supplemented (File Nos. 33-65572, 811-7852); and

2.	The Annual Report to Shareholders of the Florida Fund for the fiscal year ended March 31, 2011 (File Nos. 33-65572, 811-7852).

Copies of these documents are available upon request and without charge by writing to the Trust at 9800 Fredericksburg Road, San Antonio, TX 78288-0227 or by calling (800) 531-USAA (8722). The Florida Fund’s prospectus and annual report also may be viewed, without charge, on usaa.com.

This Proxy Statement sets forth the basic information you should know before voting on the proposals. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated August 1, 2011, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by writing to the Trust at 9800 Fredericksburg Road, San Antonio, TX 78288-0227 or by calling (800) 531-USAA (8722). The Trust expects that this Proxy Statement will be mailed to the shareholders of the Florida Fund on or about September 30, 2011.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT OR DETERMINED IF THIS PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, it must file certain reports and other information with the SEC. You can copy and review information about the Trust at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices:  New York Regional Office, 3 World Financial Center, Suite 400, New York, NY 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, CO 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA  02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, PA  19106; Atlanta Regional Office, 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA  30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX  76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT  84101; San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the IDEA Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

TABLE OF CONTENTS

PROPOSAL 1:                                                                                                                                          APPROVAL OF THE ELECTION OF TRUSTEES.[INSERT PAGE NUMBER]
Who are the nominees for the Board and what are their qualifications? [INSERT PAGE NUMBER]
How long can Trustees serve on the Board? [INSERT PAGE NUMBER]
Why are we now electing members to the Board? [INSERT PAGE NUMBER]
What are some of the ways in which the Board represents shareholder interests? [INSERT PAGE NUMBER]
How is the Board structured? [INSERT PAGE NUMBER]
What are the responsibilities of the Board? [INSERT PAGE NUMBER]
How often does the Board meet? [INSERT PAGE NUMBER]
What is the share ownership of the Trustees and nominees in the Fund? [INSERT PAGE NUMBER]
What are the Trustees paid for their services? [INSERT PAGE NUMBER]
What percentage of shareholders’ votes is required to elect the nominees to the Board? [INSERT PAGE NUMBER]
How does the Board recommend shareholders vote on this proposal? [INSERT PAGE NUMBER]
Is there more information about the Florida Fund? [INSERT PAGE NUMBER]

PROPOSAL 2:APPROVAL OF THE REORGANIZATION PLAN THAT PROVIDES FOR THE REORGANIZATION OF THE FLORIDA FUND INTO THE NATIONAL FUND.[INSERT PAGE NUMBER]
Synopsis[INSERT PAGE NUMBER]
Comparative Fee and Expense Table [INSERT PAGE NUMBER]
Fund Turnover [INSERT PAGE NUMBER]
Investment Objectives, Strategies and Policies [INSERT PAGE NUMBER]
Principal Risks [INSERT PAGE NUMBER]
Performance [INSERT PAGE NUMBER]
Investment Adviser [INSERT PAGE NUMBER]
Portfolio Manager [INSERT PAGE NUMBER]
Purchase and Sale of Fund Shares [INSERT PAGE NUMBER]
Tax Information [INSERT PAGE NUMBER]
Payments to Broker-Dealers and Other Financial Intermediaries [INSERT PAGE NUMBER]

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION [INSERT PAGE NUMBER]
Terms of the Reorganization Plan [INSERT PAGE NUMBER]
Reasons for the Reorganization [INSERT PAGE NUMBER]
Description of the Securities to be Issued [INSERT PAGE NUMBER]
Federal Income Tax Consequences of the Reorganization [INSERT PAGE NUMBER]

ADDITIONAL INFORMATION ABOUT THE NATIONAL FUND [INSERT PAGE NUMBER]
Management of the Trust [INSERT PAGE NUMBER]
The Trust [INSERT PAGE NUMBER]
The Adviser [INSERT PAGE NUMBER]
Management Fees [INSERT PAGE NUMBER]
Portfolio Manager [INSERT PAGE NUMBER]
Additional Shareholder Information [INSERT PAGE NUMBER]

FINANCIAL HIGHLIGHTS [INSERT PAGE NUMBER]

CAPITALIZATION [INSERT PAGE NUMBER]

MORE INFORMATION ABOUT VOTING AND THE MEETING [INSERT PAGE NUMBER]
The Meeting [INSERT PAGE NUMBER]
Ways to Vote [INSERT PAGE NUMBER]
Proxy Voting [INSERT PAGE NUMBER]
Revocability of Proxy [INSERT PAGE NUMBER]
Required Shareholder Vote [INSERT PAGE NUMBER]
Method and Cost of Solicitation [INSERT PAGE NUMBER]
Voting Securities and Principal Holders [INSERT PAGE NUMBER]
Interest of Certain Persons in the Reorganization [INSERT PAGE NUMBER]
Date for Receipt of Shareholders’ Proposals for Subsequent Shareholder Meetings [INSERT PAGE NUMBER]
How can shareholders communicate with the Board? [INSERT PAGE NUMBER]

Other Business and Proposals to Adjourn the Meeting [INSERT PAGE NUMBER]

APPENDIX A: FORM OF PLAN OF REORGANIZATION AND TERMINATION A-[INSERT PAGE NUMBER]

APPENDIX B: MORE INFORMATION ON RISK FACTORS B-[INSERT PAGE NUMBER]

APPENDIX C: MANAGEMENT OF THE FLORIDA FUND C-[INSERT PAGE NUMBER]

APPENDIX D:  THE FUND’S INDEPENDENT PUBLIC ACCOUNTANT D-[INSERT PAGE NUMBER]

APPENDIX E:  CORPORATE GOVERNANCE COMMITTEE CHARTER E-[INSERT PAGE NUMBER]

APPENDIX F:  COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS F-[INSERT PAGE NUMBER]

PROPOSAL 1:   APPROVAL OF THE ELECTION OF TRUSTEES.

Who are the nominees for the Board and what are their qualifications?

Information about the nominees, including their addresses, principal occupations during the past five years, and other current directorships, is set forth in the table below. The table also provides information regarding the specific roles and experience of each nominee that factored into the Board’s determination that the nominee would be qualified to serve on the Board. Information also is provided for three current Trustees of the Trust, Richard A. Zucker, Barbara B. Dreeben, and Christopher W. Claus, who are not being presented for election but will continue to serve on the Board until December 31, 2011. Mr. Zucker is not being presented for re-election because he will reach the end of his term of office on December 31, 2011. Ms. Dreeben, who will have reached her tenure in 2013, is not standing for re-election to the Board and will retire from the Board on December 31, 2011, ending her 18 years of service to the Trust and its shareholders to make room for new Board members as part of the Board's succession planning process. Mr. Claus is not being presented for re-election because it is anticipated that he will resign voluntarily from the Board on or about December 31, 2011, to allow for Daniel S. McNamara to occupy the role of interested Trustee as part of a succession planning process.

The Board believes that all of the nominees would bring to the Board substantial executive leadership experience derived from their service as executives and board members of diverse companies and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each nominee represent a diversity of experiences and a variety of complementary skills. The Board engaged the assistance of a third-party search firm in identifying nominees for election to the Board as additional Independent Trustees. The Board independently evaluated potential nominees identified by the search firm. In determining whether a nominee is qualified to serve as a Trustee of the Trust, the Board considered a wide variety of information about the nominee, multiple factors contributed to the Board's decision, and no single factor was determinative. However, there are no specific required qualifications for Board membership. Each nominee is believed to possess the experience, skills, and attributes necessary to serve the Funds and their shareholders because each nominee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considered the individual experience of each nominee and determined that the nominee’s professional experience, education, and background would contribute to the diversity of perspectives on the Board. The Board believes that the business experience and objective thinking of the nominees would be valuable assets for the management of USAA Investment Management Company (“IMCO”) and, ultimately, the funds’ shareholders.

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Directorships Held and Experience	Number of Funds Overseen or to Be Overseen by Trustee**
Independent Trustees/Nominees†
Barbara B. Dreeben (June 1945)	Trustee	Trustee since January 1994 (17 years)	President, Postal Addvantage (7/92-present), which is a postal mail list management service. Ms. Dreeben brings to the Board particular experience with community and organizational development as well as over 17 years’ experience as a Board member of the USAA family of funds.	48
Robert L. Mason, Ph.D. (July 1946)	Trustee	Trustee since January 1997 (14 years)	Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 14 years’ experience as a Board member of the USAA family of funds.	48

Barbara B. Ostdiek Ph.D. (March 1964)	Trustee	Trustee since January 2008 (3 years)	Jesse H. Jones Graduate School of Management, Associate Professor of Finance, Rice University (7/01-present) and Academic Director, El Paso Corporation Finance Center (7/02-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over 3 years’ experience as a Board member of the USAA family of funds.	48
Michael F. Reimherr (August 1945)	Trustee	Trustee since January 2000 (11 years)	President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 11 years’ experience as a Board member of the USAA family of funds.	48
Richard A. Zucker (July 1943)	Trustee and Chairman	Trustee since January 1992 (19 years) and Chair since February 2005	Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker brings to the board particular experience with budgeting, finance, ethics, operations’ management as well as over 19 years’ experience as a board member of the USAA family of funds.	48
Thomas F. Eggers (June 1952)	Nominee	N/A	Chairman, American Independence Financial Services (6/10-6/11); CEO and Member of Board of Directors, The Dreyfus Corporation (4/05-4/08). CEO, Scudder Investments (2002-2005). Mr. Eggers would bring to the Board extensive experience in the financial services industry, having held positions at two major fund companies, a federal bank and a major broker dealer. Mr. Eggers also has served as a member of various committees of the Financial Industry Regulatory Authority (“FINRA”) and the Investment Company Institute (“ICI”), including the ICI Board of Governors.	48
Paul L. McNamara (July 1948)	Nominee	N/A
Director, Cadogan Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds launched and managed by Cadogan Management, LLC. Mr. McNamara retired from
Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He has been employed at Lord Abbett since 1996. Mr. McNamara would bring to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Paul L. McNamara is no relation to Daniel S. McNamara.
				48

Interested Trustees/Nominees††
Christopher W. Claus (December 1960)	Trustee, President, and Vice Chairman	Trustee since February 2001 (10 years)
Chair of the Board of Directors (IMCO) (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2-07); Chair of the Board of Directors, of USAA Financial Advisors, Inc. (1/07-present); President FAI (12/07-10/09); President Financial Advice and Solutions Group USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Investment Corporation, USAA Shareholder Account Services and also serves on the Board of USAA Financial Planning Services Insurance Agency, Inc. He also serves as Vice Chair for USAA Life Insurance Company. Mr. Claus’s 17 years with IMCO, his position as principal executive officer of the USAA mutual funds and his 10 years’ experience as a board member of the USAA family of funds give him intimate experience with the day-to-day management and operations of the USAA mutual funds.
				48
Daniel S. McNamara (June 1966)	Vice President and Nominee	Vice President since December 2009	President and Director, IMCO, and USAA Transfer Agency Company (d/b/a SAS) (10/09-present); President and Director of USAA Financial Advisors, Inc. (FAI) and USAA Financial Planning Services Insurance Agency, Inc. (FPS) (10/09 - 04/11); Senior Vice President of FPS (4/11-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (9/01-9/09). Mr. McNamara would bring to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	48

*	The address for each is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.
**	If Proposal 1 is approved, each nominee will oversee all 48 funds comprising the Trust.
†
These are the nominees who are not “interested persons” of the funds or IMCO, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). We refer to them in this Proxy Statement as “Independent Nominees” or “Independent Trustees.”

††
Mr. Claus and Mr. McNamara are deemed to be “interested persons” of the funds under the 1940 Act because of their positions with IMCO and its affiliates, as described in the table above. We refer to them as an “Interested Nominee” or an “Interested Trustee.”

How are nominees for Trustee identified and evaluated?

The Board’s Corporate Governance Committee seeks to identify candidates for Independent Trustee by such means as the Committee deems appropriate, including with the assistance of IMCO or another third party service provider or independent contractor. In connection with its evaluation of candidates, the Corporate Governance Committee reviews each candidate’s overall qualifications for Board membership and each candidate’s independence from the Trust’s investment advisers and other principal service providers. A person selected as a nominee for Independent Trustee must not be an “interested person” (as defined in the 1940 Act) of the Trust. Otherwise, there are no specific required qualifications for Board membership. The Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with an investment adviser or other primary service provider). In evaluating Trustee candidates, the Corporate Governance Committee of the Board also may consider such other factors, such as diversity, as it may determine to be relevant to fulfilling the role of Trustee, including differences of viewpoint, professional experience, education, skill, and other individual qualities as well as race, gender, and national origin.

The Corporate Governance Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by IMCO or a fund officer. Any recommendation for a nomination submitted by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

How long can Trustees serve on the Board?

Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee either reaches age 70 or has served 20 years, and the Interested Trustee may serve as a Trustee until the Trustee either reaches age 65 or has served 20 years. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time.

Why are we now electing members to the Board?

The Board of the Trust currently has an internal policy under which each Trustee is presented to shareholders for election or re-election, as the case may be, at least once every five (5) years; however, the Board may change this internal policy at any time. The last time each current Trustee was presented to shareholders for election was 2006, so it is now time to present to shareholders for re-election the current Trustees who have been nominated to continue to serve on the Board. The Board is currently comprised of six (6) Trustees. The current Chair of the Board and an Independent Trustee, Richard A. Zucker, has reached the end of his term of office, which will expire on or about December 31, 2011. An additional Independent Trustee, Barbara B. Dreeben, who will have reached her tenure in 2013, is not standing for re-election to the Board at this time after 18 years of service to the Trust and its shareholders to make room for new Board members as part of the Board's succession planning process. In addition, the Board’s only current Interested Trustee, Christopher W. Claus, will also voluntarily resign on or about December 31, 2011, as part of a succession planning process. Thus, Mr. Zucker, Ms. Dreeben, and Mr. Claus are not being presented for re-election, and the Trustees are presenting for election one (1) nominee to replace Mr. Zucker as an Independent Trustee, one (1) nominee to replace Ms. Dreeben as an Independent Trustee, and one (1) nominee to replace Mr. Claus as Interested Trustee.

What are some of the ways in which the Board represents shareholder interests?

The Board seeks to represent shareholder interests by:

❖	reviewing the investment performance of each fund with management;

❖	reviewing the quality of the various other services provided to the funds and their shareholders by each of the funds’ service providers, including IMCO and its affiliates;

❖	discussing with IMCO senior management steps being taken to address any performance deficiencies;

❖
reviewing the fees paid to IMCO and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

❖	monitoring potential conflicts between the funds and IMCO and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

❖	monitoring potential conflicts among the funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

How is the Board structured?

The Board is comprised of a super-majority (over 80%) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the funds (the “Independent Trustees”) and if shareholders elect all of the nominees, the Board would continue to be so comprised. In addition, the Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in the Trust’s registration statement filed with the SEC or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustee provides the Board with the Adviser’s perspective in managing and sponsoring the funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Standing Committees of the Board

The Board has four committees: an Audit Committee, a Corporate Governance Committee, an Executive Committee, and a Pricing and Investment Committee. The duties of these four Committees and their present membership are as follows:

Audit Committee: The Audit Committee of the Board reviews the financial information and the independent auditors’ reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker, each of whom is an Independent Trustee, are members of the Audit Committee. During the Florida Fund’s fiscal year ended March 31, 2011, the Audit Committee held meetings five times. Information about the Florida Fund’s independent registered public accounting firm and the Audit Committee’s oversight of the fees paid to that firm is provided in Appendix D to this Proxy Statement.

Corporate Governance: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and Independent Trustees. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker, each of whom is an Independent Trustee, are members of the Corporate Governance Committee. During the Florida Fund’s fiscal year ended March 31, 2011, the Corporate Governance Committee held meetings twelve times.

The Corporate Governance Committee has a Charter, a copy of which is attached to this Proxy Statement as Appendix E.

Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are the current members of the Executive Committee. During the Florida Fund’s fiscal year ended March 31, 2011, the Executive Committee held no meetings.

Pricing and Investment Committee: The Pricing and Investment Committee of the Board acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Florida Fund’s fiscal year ended March 31, 2011, the Pricing and Investment Committee held meetings four times.

What are the responsibilities of the Board?

The Board is responsible for the general oversight of the funds’ business and for assuring that the funds are managed in the best interests of the funds’ respective shareholders. The Board periodically reviews the funds’ investment performance as well as the quality of other services provided to the funds and their respective shareholders by each of the funds’ service providers, including IMCO and its affiliates. IMCO acts as the investment adviser, principal underwriter, and administrator of the funds. IMCO’s address is 9800 Fredericksburg Road, San Antonio, Texas 78288. At least annually, the Board reviews the fees paid by the funds for these services and the overall level of the funds’ operating expenses. The Board also is responsible for overseeing the risk management of the funds, as described below.

The Board’s Oversight of Risk Management

As registered investment companies, the Florida Fund and the other funds of the Trust are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The Trustees delegate the day-to-day risk management of the funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the funds through regular interactions with the funds’ external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the funds’ risk oversight, in part, through the funds’ compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, investment code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

IMCO seeks to identify for the Board the risks that it believes may affect the funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its committee structure, as described above. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

Among other committees, the Board has established an Audit Committee, which is composed solely of Independent Trustees and which oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

How often does the Board meet?

The Board typically conducts regular meetings five or six times a year to review the operations of the funds in the Trust. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. If the Trust holds an annual meeting of shareholders, the policy is that all Trustees should attend, subject to availability.

During the Florida Fund’s fiscal year ended March 31, 2011, the Board met five times. Each current Trustee attended at least 75% of the Board meetings, including regular, special and committee meetings (as applicable).

What is the share ownership of the Trustees and nominees in the Florida Fund?

The following table sets forth information describing the aggregate dollar range of equity securities beneficially owned by each Trustee and Nominee in the Florida Fund and the other funds of the Trust as of July 31, 2011.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Florida Fund	Aggregate Dollar Range of Equity Securities in All Funds of the Trust Overseen or to be Overseen by Trustee/Nominee
Independent Trustees/Nominees
Barbara B. Dreeben	None	Over $100,000
Robert L. Mason, Ph.D.	None	Over $100,000
Barbara B. Ostdiek Ph.D.	None	$10,001 - $50,000
Michael F. Reimherr	None	$10,001 - $50,000
Richard A. Zucker	None	$10,001 - $50,000
Thomas F. Eggers	None	None
Paul L. McNamara	None	None
Interested Trustees/Nominees
Christopher W. Claus	None	Over $100,000
Daniel S. McNamara	None	Over $100,000

What are the Trustees paid for their services?

The Florida Fund and the other funds of the Trust pay each Independent Trustee a fee for his or her services. Independent Trustees are compensated on the basis of an aggregate annual retainer of $44,500 plus reimbursement for reasonable expenses incurred in attending any meeting of the Board or one of its committees. The Independent Trustee serving as Chair of the Board receives an additional annual fee of $12,000 while each Independent Trustee serving as Chair of a committee of the Board receives an additional annual fee of $6,000. The fee for attending an in-person regular or special meeting of the Board is $4,000. The fee for telephonic meetings called by the Trust’s officers is $750 per meeting. The fee for serving on one or more committees is $1,800 per meeting. All funds in the Trust meet on a combined basis for regular meetings. All compensation is allocated evenly among all funds of the Trust. All compensation paid to Independent Trustees is currently used to acquire shares of one or more funds in the Trust under an automatic investment program for Trustees or paid directly into a USAA Federal Savings Bank account. The Independent Trustees periodically review their compensation to assure that it continues to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other comparable mutual fund companies. Interested Trustees are not compensated by any fund of the Trust for their service on the Board or any committee of the Board. No pension or retirement benefits are accrued as part of Fund expenses.

The table below sets forth the fees paid to the current Trustees during the Florida Fund’s fiscal year ended March 31, 2011:

Name of Trustee	Compensation from the Florida Fund	Total Compensation from the Trust
Barbara B. Dreeben	$2,123	$96,410
Robert L. Mason, Ph.D.	$2,123	$96,410
Barbara B. Ostdiek, Ph.D.	$1,995	$90,842
Michael F. Reimherr	$1,995	$90,842
Richard A. Zucker	$2,251	$101,980
Christopher W. Claus	None*	None*

* Christopher W. Claus is affiliated with the Trust’s investment adviser, IMCO, and, accordingly, receives no remuneration from the Florida Fund or any other fund of the Trust.

What percentage of shareholders’ votes is required to elect the nominees to the Board?

The nominees to serve as Trustees of the Trust receiving the vote of a plurality of the outstanding voting shares of the Trust cast at the Meeting shall be elected, provided a quorum is present. 30% of the Trust’s voting shares entitled to vote at the Meeting must be present to constitute a quorum. Shareholders of the Trust will vote as a single class on the election of Trustees. Shareholders of the other funds of the Trust are being solicited separately to approve the election of the nominees to the Board.

How does the Board recommend shareholders vote on this proposal?

The Board recommends that the shareholders vote “FOR” the election of all nominees for election to the Board.

Is there more information about the Florida Fund?

Yes. Appendix C contains information about the Florida Fund’s officers. These officers are appointed by the Board and are not being presented for election. In addition, more information about the Florida Fund is available in the Fund’s prospectus and statement of additional information dated August 1, 2011. To obtain a free copy of the prospectus and/or statement of additional information, you may call (800) 531-USAA (8722).

*           *           *           *           *

PROPOSAL 2:	APPROVAL OF THE REORGANIZATION PLAN THAT PROVIDES FOR THE REORGANIZATION OF THE FLORIDA FUND INTO THE NATIONAL FUND.

Synopsis

The following synopsis is a summary of certain information contained elsewhere in this Proxy Statement and the Reorganization Plan and is qualified by reference to the more complete information contained therein. The Form of Reorganization Plan is attached to this Proxy Statement as Appendix A. The Reorganization contemplated by the Reorganization Plan is described herein. Shareholders should read this entire Proxy Statement carefully. For purposes of this Proposal 2, the Florida Fund and the National Fund each may be referred to as a “Fund.”

About the Reorganization

At a meeting held on August 25, 2011, the Trust’s Board unanimously approved the Reorganization Plan, pursuant to which the Florida Fund will transfer substantially all of its assets to the National Fund, and shareholders of the Florida Fund will receive shares of the National Fund in exchange for their shares of the Florida Fund. The Florida Fund only offers one class of shares (Fund Shares), whereas the National Fund offers two classes of shares (Fund Shares and Adviser Shares). Shareholders of the Florida Fund will receive Fund Shares of the National Fund in exchange for their Fund Shares of the Florida Fund. Each Florida Fund shareholder will receive the number of full and fractional Fund Shares of the National Fund equal in value to the aggregate value of his or her shares of the

Florida Fund as of the closing date of the Reorganization, which is expected to be January 27, 2012, (the “Closing Date”).

According to the specific terms of the Reorganization Plan, the Florida Fund will transfer all of its assets to the National Fund in exchange for Fund Shares of the National Fund having an aggregate net asset value equal to the Florida Fund’s net assets, and the National Fund’s assumption of all liabilities of the Florida Fund. The Florida Fund will then distribute to its shareholders the National Fund shares in exchange for their shares of the Florida Fund, and the Florida Fund will be terminated. When the Reorganization is completed, each person who held shares in the Florida Fund will hold shares in the National Fund with exactly the same total value. The Reorganization will be treated as a tax-free transaction to the Florida Fund and its shareholders. There will not be any fee payable by shareholders of the Florida Fund or the National Fund in connection with the Reorganization.

For the reasons set forth below under “Reasons for the Reorganization,” the Board unanimously determined that the Reorganization is in the best interests of the shareholders of the Florida Fund and the National Fund, and that the interests of such shareholders will not be diluted as a result of the Reorganization.

About the Florida Fund and the National Fund

The Florida Fund and the National Fund pursue substantially similar investment objectives using similar investment strategies, and are subject to similar principal investment risks. However, there are important differences between the Funds of which you should be aware, as described below.

Investment Objectives.The Florida Fund has an objective of providing Florida investors with a high level of current interest income that is exempt from federal income tax and shares that are exempt from the Florida intangible personal property tax. However, because the state of Florida repealed the intangible personal property tax effective January 1, 2007, the Florida Fund focuses on the component of its investment objective that seeks to provide Florida investors with a high level of current income that is exempt from federal income tax. The National Fund has an objective of providing investors with interest income that is exempt from federal income tax. Although both Funds seek to provide investors with income that is exempt from federal income tax, the National Fund does not have a state-specific investment mandate and, therefore, does not seek to provide income that is exempt from the Florida intangible personal property tax. In addition, while the investment objective of the Florida Fund cannot be changed without shareholder vote, the National Fund’s investment objective can be changed by the Board without shareholder vote.

Investment Strategies and Policies. Each Fund normally invests at least 80% of its net assets in investment-grade securities, the interest income of which is exempt from federal income tax. In addition, under normal market conditions, at least 80% of each Fund’s annual income (and, therefore, its net investment income dividends) will be excluded from a shareholder’s gross income for federal income tax purposes and will not be a tax preference item for purposes of the federal alternative minimum tax (“AMT”). The primary difference between the Funds’ investment strategies is that the Florida Fund normally invests at least 80% of its net assets in securities issued by the state of Florida, its political subdivisions and instrumentalities, and by other governmental entities, whereas the National Fund does not have a state-specific investment policy and its investments may be subject to state and local taxes.

Both Funds may invest in general obligation bonds, revenue bonds, municipal lease obligations, and industrial development revenue bonds, tax-exempt liquidity protected preferred shares, variable-rate demand notes, synthetic instruments and, to a limited extent, inverse floating rate securities and illiquid securities. Under normal market conditions, at least 50% of the total market value of each Fund’s tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by such rating agencies as Moody’s Investors Service (Moody’s), Standard & Poor’s Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co., Inc. (A.M. Best); or in the highest short-term rating category by Moody’s, S&P, Fitch, Dominion, or A.M. Best, although each Fund may invest up to 10% of its assets in below-investment-grade securities, also known as “junk” bonds. Although the Funds may invest in the same types of securities, the National Fund’s dollar-weighted average portfolio maturity is 10 years or more, whereas the Florida Fund’s dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

The Funds have adopted substantially similar fundamental investment restrictions, which cannot be changed without shareholder approval. A comparison of the Funds’ fundamental investment restrictions is included in Appendix F. Each Fund also may, as a temporary defensive measure because of market, economic, political, or other conditions, invest up to 100% of its assets in short-term securities regardless of whether the income is exempt from federal income tax.

Fees and Expenses.  Both Funds pay a management fee and an administration and servicing fee to IMCO. The Florida Fund pays a management fee equal on an annual basis to 0.50% of the first $50 million of the Fund’s average net assets, 0.40% on the portion of the Fund’s average net assets over $50 million but not over $100 million, and 0.30% on the portion of the Fund’s average net assets over $100 million. In calculating the applicable fee and breakpoint for the Florida Fund, the average net assets of the Florida Fund are combined with the average net assets of the USAA Florida Tax-Free Money Market Fund (which is another series of the Trust) and the fee is allocated pro rata based on the average net assets of the two funds. The National Fund pays a management fee comprised of a base fee equal on an annual basis to 0.28% of the Fund’s average net assets and a performance adjustment based on the Fund’s performance (by class) relative to the Lipper General Municipal Bond Index. For the National Fund’s fiscal year ended March 31, 2011, the performance adjustment reduced the Fund Shares’ management fee by 0.03% to 0.25%. The National Fund’s Fund Shares and the Florida Fund pay the same administration fee equal on an annual basis to 0.15% of the respective Fund’s average daily net assets. For the fiscal year ended March 31, 2011, the expense ratio of the National Fund’s Fund Shares was 0.47%, which was 16 basis points lower than that of the Florida Fund’s expense ratio of 0.63%. The expense ratio of the National Fund’s Fund Shares is expected to be lower than that of the Florida Fund immediately following the Reorganization.

Management of the Funds. IMCO serves as the investment manager of both the Florida Fund and the National Fund. In addition, both Funds have the same portfolio manager, John C. Bonnell.

Purchases, Redemptions and Exchanges. The procedures to purchase, redeem, and exchange shares of each Fund are identical. For additional information relating to the purchase, redemption, or exchange of National Fund shares, see "Additional Shareholder Information" below.

Dividends and Other Distributions. The Florida Fund and the National Fund each pay net investment income dividends annually. Ordinarily, any net capital gain distribution will be paid in December. Each Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax on the Funds. For additional information relating to the National Fund’s payment of dividends and distributions, see "Additional Shareholder Information" below.

Federal Income Tax Consequences. The Reorganization is intended to qualify as a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended. As a condition to the closing of the Reorganization, the Trust will receive an opinion of counsel to the effect that the Reorganization will qualify for such treatment, although you should note that opinions of counsel are not binding on the Internal Revenue Service or the courts. Assuming the Reorganization qualifies for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a direct result of the Reorganization. You should talk to your tax adviser about any state, local and other tax consequences of the Reorganization. See "Information about the Proposed Reorganization" Federal Income Tax Consequences."

The Principal Risks of the Funds. The Florida Fund and the National Fund are each subject to call risk, credit risk, tax risk, and interest rate risk as principal risks. In addition, the Florida Fund is subject to state specific risk as a principal risk, which is not a principal risk of the National Fund.

Portfolio Composition. It is expected that some of the Florida Fund’s current holdings may not remain at the time of the Reorganization. It is also expected that, if the Reorganization is approved, IMCO will liquidate the Florida Fund’s holdings that, based on market conditions and an assessment by IMCO, are not compatible with the National Fund’s current portfolio composition, investment objective and policies, or investment strategies. The proceeds of such liquidation will be held in temporary investments or reinvested in assets that are consistent with the National Fund’s investment objective, policies, and strategies. Although any sale of portfolio investments in connection with the Reorganization will be conducted in an orderly manner, the need for a Fund to sell investments may result in its selling securities at a disadvantageous time and price and could result in the Fund realizing gains (or losses) that otherwise would not have been realized and incurring transaction costs that otherwise would not have been incurred.

Comparative Fee and Expense Table

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Funds and the estimated pro forma fees and expenses of the National Fund assuming that the proposed Reorganization occurs. The annual fund operating expenses below are based on expenses incurred during each Fund’s most recently completed fiscal year. The pro forma fees and expenses of the National Fund assume that the Reorganization has been in effect for the last fiscal year ended March 31, 2011.

Shareholder Fees
(fees paid directly from your investment)

	Florida Fund (Fund Shares)	National Fund (Fund Shares)	Pro Forma National Fund (Fund Shares) (assuming the Reorganization is approved)
Sales Charge (Load) Imposed on Purchases	None	None	None
Purchase Fee	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None

Annual Operating Expenses
(expenses that you may pay each year as a percentage of the value of your investment)

	Florida Fund (Fund Shares)	National Fund (Fund Shares)	Pro Forma National Fund (Fund Shares) (assuming the Reorganization is approved)
Management Fee	0.37%	0.25%*	0.25%*
Distribution and/or Service Fees (12b-1 fees)	None	None	None
Other Expenses	0.26%	0.22%	0.22%
Total Annual Fund Operating Expenses	0.63%	0.47%	0.47%

*
A performance fee adjustment may increase or decrease the management fee by up to +/– 0.06% of the average net assets of the National Fund during a rolling 36-month period. A performance fee adjustment reduced the base management fee of 0.28% for the National Fund’s Fund Shares by 0.03% for the fiscal year ended March 31, 2011.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a

$10,000 investment, assuming (1) a 5% annual return, (2) the applicable Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

	1 Year	3 Years	5 Years	10 Years
Florida Fund	$64	$202	$351	$786
National Fund	$48	$151	$263	$591
Pro Forma National Fund (assuming the Reorganization is approved)	$48	$151	$263	$591

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the portfolio turnover rate for each Fund’s Fund Shares was 15% of the average value of its portfolio.

Investment Objectives, Strategies, and Policies

The Florida Fund and the National Fund have substantially similar investment objectives and similar investment policies. The Board may change the investment objective of the National Fund without a vote of the National Fund’s shareholders.

National Fund	Florida Fund
Investment Objective
The Fund has an objective of providing investors with interest income that is exempt from federal income tax.
The Fund’s investment objective can be changed by the Board without shareholder vote.

Investment Objective
The Fund has an objective of providing Florida investors with a high level of current interest income that is exempt from federal income tax and shares that are exempt from the Florida intangible personal property tax.

Effective January 1, 2007, the state of Florida repealed the intangible personal property tax. In light of this change, it is expected that the Fund will focus on the component of its investment objective that seeks to provide Florida investors with a high level of current income that is exempt from federal income tax.

The Fund’s investment objective cannot be changed without shareholder vote.

Investment Strategy
During normal market conditions, at least 80% of the Fund’s net assets will consist of tax-exempt securities, which are investment-grade securities the interest on which is exempt from federal income tax, but which may be subject to state and local taxes. This policy may be changed only by a shareholder vote.

Investment Strategy
During normal market conditions, at least 80% of the Fund’s net assets will consist of Florida tax-exempt securities, which are securities issued by the state of Florida, its political subdivisions and instrumentalities, and by other governmental entities if, in the opinion of counsel to the issuer, the income from such obligations is excluded from gross income for federal income tax purposes and the obligations are exempt from the Florida intangible personal property tax. This policy may be changed only by a shareholder vote.

In addition to Florida tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, or Guam are exempt from federal income tax, and as such, IMCO may invest up to 20% of each Fund’s net assets in these securities.

Tax-exempt securities in which the Fund’s assets may be invested include: general obligation bonds, revenue bonds, municipal lease obligations and industrial development revenue bonds.	Same
The Fund also may invest in synthetic instruments, which combine a municipality’s long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice.
Same
The Fund may invest in tax-exempt liquidity protected preferred shares (or similar securities), which are generally designed to pay dividends that reset on or about every seven days in a remarketing process and possess an obligation from a liquidity provider (typically a high-quality bank) to purchase, at a price equal to the par amount of the preferred shares plus accrued dividends, all liquidity protected preferred shares that are subject to sale and not remarketed.
Same
The Fund may invest in variable-rate demand notes (VRDNs), which provide the right to sell the security at face value on either that day or within the rate-reset period.	Same
Some of the bonds purchased for the Fund are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, IMCO may purchase bond insurance for individual uninsured securities when IMCO believes it will provide an anticipated benefit to the Fund.
Same

Up to 10% of the Fund’s net assets may be invested in inverse floating rate securities (or securities with similar economic characteristics).	Same
Up to 15% of the Fund’s net assets may be invested in securities that are illiquid.	Same
The Fund’s dollar-weighted average portfolio maturity is 10 years or more. Within these limitations, the Fund may purchase individual securities with stated maturities greater or less than the Fund’s weighted average maturity limits.
The Fund’s dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.
The Fund is considered diversified under the federal securities laws. No more than 25% of the Fund’s assets will be invested in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, more than 25% of the Fund’s assets may be invested in tax-exempt industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.
Same
None.	The Fund is concentrated geographically through the purchase of Florida tax-exempt securities.
During normal market conditions, at least 80% of the Fund’s annual income (and, therefore, its net investment income dividends) will be excluded from a shareholder’s gross income for federal income tax purposes. This policy may be changed only by a shareholder vote. Furthermore, it is IMCO’s practice to purchase only securities that pay income exempt from federal income tax. However, gains and losses realized from trading securities that occur during the normal course of managing the Fund may result in net realized capital gain distributions.
Same
During normal market conditions, at least 80% of the Fund’s annual income (and, therefore, its net investment income dividends) will not be a tax preference item for purposes of the federal AMT. This policy may be changed only by a shareholder vote.
Same
As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund’s assets may be invested in short-term securities regardless of whether the income is exempt from federal income tax. To the extent that these temporary invest-ments produce taxable income, that income may result in the Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.
Same

Under normal market conditions, at least 50% of the total market value of the Fund’s tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by such rating agencies as Moody’s Investors Service (Moody’s), Standard & Poor’s Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co., Inc. (A.M. Best); or in the highest short-term rating category by Moody’s, S&P, Fitch, Dominion, or A.M. Best.
Same
The Fund may invest up to 10% of its assets that at the time of purchase are below-investment-grade securities (also known as “junk bonds”).	Same
IMCO manages the Fund based on the common sense premise that the Fund’s investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, IMCO strives to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.
Same

Principal Risks

Any investment involves risk, and there is no assurance that the Funds will achieve their respective investment objective. As you consider an investment in a Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Funds. Your investment in a Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks	National Fund	Florida Fund
Call Risk	X	X
Credit Risk	X	X
State-Specific Risk		X
Interest Rate Risk	X	X
Tax Risk	X	X

Description of Principal Risk Factors

Credit Risk: The securities in the Fund’s portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities or that a party to a transaction involving the Fund will fail to meet its obligations. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have some degree of credit risk.

Interest Rate Risk: The Fund also is subject to the risk that the market value of the bonds will decline because of rising interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Call Risk: During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund must reinvest the bond-call proceeds at lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain.

State-Specific Risk: Because the Fund invests primarily in Florida tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in that state.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, although since its inception the Fund has not distributed any income that is a tax preference item for purposes of the federal alternative minimum tax for individual taxpayers, and does not intend to invest in any securities that earn any such income in the future, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax due to federal tax law changes or other unforeseen circumstances.

For more detailed information about each Fund’s investment risks, see Appendix B.

Performance

The bar charts and table below provide some indication of the risks of investing in each Fund by showing changes in the Fund’s performance from year to year and by showing how the Funds’ average annual total returns for the past one, five and ten years through March 31, 2011, compare to the returns of a broad-based market index. Past performance is not an indication of future performance.

Florida Fund (Fund Shares) – Calendar Year Total Returns

4.99%	8.75%	6.52%	4.74%	3.44%	4.77%	0.86%	-8.61%	17.69%	0.90%
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Best Quarter (% and time period)					Worst Quarter (% and time period)
8.00% (3rd Quarter 2009)					-5.67% (4th Quarter 2010)

National Fund (Fund Shares) – Calendar Year Total Returns

4.33%	9.70%	7.02%	5.60%	3.82%	4.80%	0.61%	-12.53%	22.09%	1.38%
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Best Quarter (% and time period)					Worst Quarter (% and time period)
10.39% (3rd Quarter 2009)					-7.32% (4th Quarter 2008)

Florida Fund (Fund Shares) - Average Annual Total Returns (For the periods ended December 31, 2010)
	One Year	Five Years	Ten Years
Return Before Taxes	0.90%	2.78%	4.22%
Return After Taxes on Distributions	0.84%	2.74%	4.20%
Return After Taxes on Distributions and Sale of Fund Shares	2.25%	3.05%	4.29%
Barclays Capital Municipal Bond Index†	2.38%	4.09%	5.22%

National Fund (Fund Shares) - Average Annual Total Returns (For the periods ended December 31, 2010)
	One Year	Five Years	Ten Years
Return Before Taxes	1.38%	2.68%	4.36%
Return After Taxes on Distributions	1.33%	2.62%	4.33%
Return After Taxes on Distributions and Sale of Fund Shares	2.69%	3.00%	4.46%
Barclays Capital Municipal Bond Index†	2.38%	4.09%	4.83%
Lipper General Municipal Debt Funds Index†	1.66%	3.05%	4.11%

†	Reflects no deduction for fees, expenses or taxes.

Investment Adviser

USAA Investment Management Company serves as the investment adviser to the USAA Mutual Funds Trust family of Funds.

Portfolio Manager

John C. Bonnell, CFA, assistant vice president of Mutual Fund Portfolios, has managed or co-managed the Florida Fund and the National Fund since August 2006.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000. The minimum subsequent investment is $50.

Tax Information

The Florida Fund and the National Fund are not recommended for individual retirement accounts. While each Fund is managed so that at least 80% of its annual interest income will be exempt from federal income tax, it may invest up to 20% of its assets in securities that generate income not exempt from that tax. The income exemption for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any state or local taxing authority. Distributions of each Fund’s interest income also may be a tax preference item for purposes of the federal alternative minimum tax. Net capital gains distributed by or reinvested in each Fund will be taxable. In addition, gains, if any, on the redemption of each Fund’s shares are taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

*           *           *           *           *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization Plan

The terms and conditions under which the Reorganization will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix A to this Proxy Statement. The Reorganization Plan contemplates (i) the National Fund’s acquisition of substantially all of the assets of the Florida Fund in exchange solely for Fund Shares of the National Fund and the assumption by the National Fund of all of the Florida Fund’s liabilities, if any, as of the Closing Date, and (ii) the distribution on the Closing Date of such shares to the shareholders of the Florida Fund. The assets of the Florida Fund to be acquired by the National Fund shall include all cash, cash equivalents, securities, and receivables (including interest and dividends receivable) and other property of any kind owned by the Florida Fund and any deferred or prepaid assets shown as assets on the books of the Florida Fund. The National Fund will assume all liabilities of the Florida Fund, if any; provided, however, that Florida Fund will utilize its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date. The National Fund will deliver Fund Shares of the National Fund to the Florida Fund, which will be distributed to the Florida Fund’s shareholders.

The value of the Florida Fund’s assets to be acquired and the amount of its liabilities to be assumed by the National Fund and the net asset value of a share of the Florida Fund will be determined as of the close of regular trading on the NYSE on the Closing Date and will be determined in accordance with the valuation procedures described in the then-current National Fund Prospectus and SAI. Securities and other assets for which market quotations are not readily available will be valued by a method that the Trustees of the Trust believe accurately reflects fair value.

As soon as practicable after the Closing Date, the Florida Fund will distribute pro rata to its shareholders of record the Fund Shares of the National Fund it receives in the Reorganization, so that each shareholder of the Florida Fund will receive a number of full and fractional Fund Shares of the National Fund equal in value to the shareholder’s holdings in the Florida Fund. The Florida Fund will be terminated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of the Florida Fund in the names of the Florida Fund shareholders and by transferring thereto the Fund Shares of the National Fund previously credited to the account of the Florida Fund on those books. Each shareholder account shall be credited with the pro rata number of the National Fund’s Fund Shares due to that shareholder. Fractional shares will be rounded to the third decimal place.

Accordingly, immediately after the Reorganization, each former shareholder of the Florida Fund will own Fund Shares of the National Fund that, except for rounding, will be equal to the value of that shareholder’s shares of the Florida Fund immediately prior to the Reorganization. Moreover, because Fund Shares of the National Fund will be issued at net asset value in exchange for net assets of the Florida Fund that, except for rounding, will equal the aggregate value of those shares, the net asset value per share of the National Fund will be unchanged. Thus, the Reorganization will not result in a dilution of the value of any shareholder account. However, in general, the Reorganization substantially will reduce the percentage of ownership of each Florida Fund shareholder below such shareholder’s current percentage of ownership in the Florida Fund because, while the shareholder will have the same dollar amount invested initially in the National Fund that he or she had invested in the Florida Fund, his or her investment will represent a smaller percentage of the combined net assets of the Funds. Any transfer taxes payable upon issuance of Fund Shares of the National Fund in a name other than that of the registered holder of the shares on the books of the Florida Fund as of the time of transfer shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of the Florida Fund will continue to be its responsibility up to and including the Closing Date and such later date on which it is dissolved.

The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan. For instance, the Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Trust’s Board if it determines that the Reorganization would be inadvisable for either Fund. The Trust’s officers may change or postpone the Closing Date.

The Florida Fund will pay all costs relating to the proposed Reorganization, including: (1) costs associated with preparing, printing and distributing proxy materials, (2) legal and accounting fees in connection with the Reorganization, and (3) pro rata expenses of the Meeting associated with the additional Florida Fund Reorganization proposal, except that IMCO will bear the costs of internal personnel necessary to plan, prepare and execute the project in connection with the Reorganization. The costs paid by the Florida Fund will reduce the net asset value of the Fund.

Reasons for the Reorganization

The Florida Fund was designed, in part, to provide income exempt from the state of Florida’s intangible personal property tax. Effective January 1, 2007, the state of Florida repealed the intangible personal property tax, which largely eliminated the tax benefits of investing in a Florida-specific municipal securities fund and has resulted in a progressive decrease in the Florida Fund’s assets. Because of the repeal of the intangible personal property tax, the Florida Fund’s portfolio manager has focused on that part of the Fund’s investment objective to provide investors with interest income exempt from federal income taxes.

In reviewing the funds of the Trust to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies or that would otherwise benefit fund shareholders, IMCO noted that the repeal of the Florida intangible personal property tax eliminated an aspect of the Florida Fund that distinguished it from a national municipal securities fund. IMCO also noted that, given the repeal of the intangible personal property tax, investors do not receive any additional tax benefit from investing in a Florida tax-exempt municipal fund and would receive the same tax treatment by investing in a national tax-exempt municipal fund. However, the Florida Fund is restricted in the type of tax-exempt securities it may acquire due to its fundamental policy to invest at least 80% of its net assets in Florida securities. Thus, the Florida Fund’s investments continue to be concentrated in municipal securities of Florida issuers, although there is no longer a state-specific tax advantage to limiting the Fund’s investments to Florida municipal securities. IMCO therefore recommended to the Board that the Florida Fund be consolidated with the National Fund, which provides investors with interest income exempt from federal income taxes but has greater investment flexibility and holds a more diversified portfolio of municipal securities.

At a meeting held on August 25, 2011, the Board considered IMCO’s recommendation to consolidate the Florida Fund and the National Fund and unanimously determined that the Reorganization would be in the best interests of the shareholders of the Florida Fund and the National Fund, respectively, and that the interests of shareholders of the Florida Fund and the National Fund, respectively, would not be diluted as a result of the Reorganization. The Board therefore approved the Reorganization Plan and the submission of the Reorganization Plan to the Florida Fund’s shareholders for their approval.

In approving the Reorganization, the Board considered a number of factors, including:  (1) the National Fund has an investment objective, policies and strategies similar to those of the Florida Fund; (2) Florida Fund shareholders should benefit from the more diverse state municipal bond investments of the National Fund and from more efficient portfolio management; (3) the National Fund has a comparable performance record to that of the Florida Fund, although the Board noted that there is no assurance that this would continue; (4) the Florida Fund’s shareholders will have expense ratios in the National Fund that are lower than their current expense ratios, although the Board noted that there is no assurance that this would continue; (5) because the Reorganization will result in an increase in the National Fund’s assets, the Reorganization may result in a slight decrease in the operating expenses of the National Fund, which would benefit the National Fund’s shareholders; (6) certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by shareholders; (7) the asset base of the Florida Fund has been decreasing over time and is expected to decrease further from its current level of approximately $153 million as of June 30, 2011, while the National Fund’s assets have remained relatively stable over the last few years and, as of June 30, 2011, were approximately $2.24 billion; (8) the National Fund would benefit by acquiring additional investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities; (9) the Reorganization will be treated as a tax-free transaction to each Fund and its shareholders; and (10) the expenses of the Reorganization will be borne by the Florida Fund. The Board also considered that IMCO also would benefit from the Reorganization because IMCO would be able to reduce its costs associated with operating the Florida Fund and eliminate the duplication of resources and costs associated with marketing and servicing the Funds as separate entities. Although the Board recognized that the Adviser and its affiliates, as well as Fund shareholders, might benefit from the proposed Reorganization, it did not view this as a reason not to approve the transaction.

In approving the Reorganization, the Board also considered alternatives, such as continuing the Florida Fund in its present form, but concluded this would not be in shareholders’ best interests given the Fund’s small, stagnant asset base and in light of the benefits expected to be derived by the Fund from the Reorganization, including the creation of a larger and potentially more stable fund for investment management. The Board also considered liquidating and terminating the Florida Fund, but concluded that the Reorganization would produce a better result by permitting Florida Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has a more diverse investment portfolio and a comparable overall performance record.

In addition, the Board of the Trust considered and determined that in addition to being the surviving legal entity, the National Fund would be the accounting survivor for performance purposes. The National Fund meets the parameters of the Securities and Exchange Commission guidance in making this determination, including the fact that it is substantially larger than the Florida Fund, has a longer performance history, has a stronger performance history and a lower total expense ratio.

For these and other reasons, the Board unanimously concluded that the Reorganization would be in the best interests of the Florida Fund and the National Fund, respectively, and would not result in a dilution of the interests of the shareholders of the Florida Fund or the National Fund. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Description of the Securities to be Issued

At a meeting held on August 25, 2011, the Board authorized the issuance of Fund Shares of the National Fund in connection with the Reorganization. These Fund Shares will be issued to the Florida Fund shareholders as of the Closing Date in exchange for their Florida Fund shares.

The Trust is registered with the SEC as an open-end management investment company and is authorized to issue shares of beneficial interest in separate portfolios. Each class of shares of a Fund is a separate share class of that Fund and is not a separate mutual fund. The Fund Shares generally are sold to USAA members and to certain other investors. The Adviser Shares generally are sold only through brokers, dealers, banks, insurance companies, investment advisers, and other financial intermediaries that provide various distribution and administrative services.

Shares of each class of the National Fund represent an equal proportionate interest in the Fund with every other share and are entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board and generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Trust’s Board under the Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s  receipt of services of a different kind or to a different degree than another class. In addition, each class of the National Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund.

In the event of the liquidation of the National Fund, shareholders would be entitled to share pro rata in the net assets belonging to the Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ. When issued, the National Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights. Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting.

Federal Income Tax Consequences of the Reorganization

The exchange of the Florida Fund’s assets for Fund Shares of the National Fund and the latter’s assumption of the Florida Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and to have the following federal income tax consequences:  (1) the National Fund’s acquisition of the Florida Fund’s assets in exchange solely for Fund Shares of the National Fund and the latter’s assumption of the Florida Fund’s liabilities, followed by the Florida Fund’s distribution of those shares pro rata to its shareholders constructively in exchange for their Florida Fund shares, will qualify as a “reorganization” within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code; (2) the Florida Fund will recognize no gain or loss on the transfer to the National Fund of its assets in exchange solely for Fund

Shares of the National Fund and the latter’s assumption of the Florida Fund’s liabilities or on the subsequent distribution of those shares to the Florida Fund’s shareholders in exchange for their Florida Fund shares; (3) the National Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for Fund Shares of the National Fund and its assumption of Florida Fund’s liabilities; (4) the National Fund’s basis in the transferred assets will be the same as Florida Fund’s basis therein immediately before the Reorganization, and the National Fund’s holding period for those assets will include the Florida Fund’s holding period therefor; (5) Florida Fund shareholder will recognize no gain or loss on the exchange of all of his or her Florida Fund shares solely for the Fund Shares of the National Fund pursuant to the Reorganization; and (6) Florida Fund shareholder’s aggregate basis in the Fund Shares of the National Fund he or she receives in the Reorganization will be the same as the aggregate basis in his or her Florida Fund shares constructively surrendered in exchange for those Fund Shares of the National Fund, and his or her holding period for those Fund Shares of the National Fund will include his or her holding period for those Florida Fund shares, provided that he or she held those Florida Fund shares as capital assets on the Closing Date.

The Trust will receive an opinion of K&L Gates LLP, its counsel, to the effect that the Florida Fund’s transfer of its assets to the National Fund in exchange solely for the latter’s Fund Shares and its assumption of the Florida Fund’s liabilities will qualify as a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Code. Accordingly, neither the Funds nor their shareholders will recognize any gain or loss as a direct result of the transaction. The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. The National Fund’s utilization, after the transactions, of previous capital losses realized by the Florida Fund could be subject to limitation in future years under the Code.

Shareholders of the Florida Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE NATIONAL FUND

Management of the Trust

This section gives you more information about the Trust and the investment adviser of the National Fund.

The Trust

The Trust’s Board is responsible for the overall management of the Trust and each of its series, including the National Fund. The Trust issues shares of beneficial interest that are currently divided among forty-eight (48) funds. The Proxy Statement describes the Fund Shares of the National Fund.

The Adviser

IMCO serves as the investment adviser of the National Fund. IMCO, 9800 Fredericksburg Road, San Antonio, Texas 78288, is an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. IMCO has approximately $86 billion in total assets under management ($53 billion in mutual fund assets, as of July 31, 2011).

IMCO provides investment management services to the National Fund pursuant to an Advisory Agreement. Under this agreement, IMCO is responsible for managing the National Fund’s portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund’s Board. A discussion regarding the basis of the Board’s approval of the National Fund’s Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for periods ended September 30, 2011.

The National Fund is authorized, although IMCO has no present intention of utilizing such authority, to use a “manager-of-managers” structure. IMCO could select (with approval of the Fund’s Board) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. IMCO would monitor each subadviser’s performance through quantitative and qualitative analysis, and periodically report to the National Fund’s Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. IMCO also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the National Fund’s assets, and IMCO could change the allocations without shareholder approval.

Management Fees

For IMCO’s services, the National Fund pays IMCO an annual base investment management fee, which is comprised of a base fee and a performance adjustment that will add to or subtract from the base fee depending upon the performance of the Fund relative to the performance of the Lipper General Municipal Debt Funds Index, and which is accrued daily and paid monthly, at an annualized rate of twenty-eight one-hundredths of one percent (0.28%) of the Fund’s average net assets.

The performance adjustment is calculated monthly for each share class of the National Fund by comparing the performance of the class to that of the Lipper index over the performance period. The performance period for each share class of the National Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the relevant share class of the National Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE                                                                          ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX                                                                                            (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS)1                                                                                              OF AVERAGE NET ASSETS)1
+/– 20 to 50                                                                                                          +/– 4
+/– 51 to 100                                                                                                        +/– 5
+/– 101 and greater                                                                                            +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the National Fund will pay a positive performance fee adjustment for a performance period whenever the relevant share class of the Fund outperforms its respective Lipper index over that period, even if the Fund had an overall negative return during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee for the Fund Shares of the National Fund by 0.03%.

In addition to providing investment management services, IMCO also provides administration, shareholder servicing, and distribution services to the National Fund. IMCO’s affiliate, USAA Shareholder Account Services (“SAS”), provides transfer agency services to the National Fund. The National Fund’s transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions.

Portfolio Manager

John C. Bonnell, CFA, Assistant Vice President of Mutual Fund Portfolios, has managed the National Fund since August 2006. He has 22 years of investment management experience. Education: B.B.A., University of Texas at San Antonio; M.B.A., St. Mary’s University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

Additional Shareholder Information

Purchases and Redemptions

Opening an Account

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or IMCO needs further information to verify your identity.

As required by federal law, IMCO must obtain certain information from you prior to opening an account. If IMCO is unable to verify your identity, IMCO may refuse to open your account or IMCO may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If IMCO subsequently is unable to verify your identity, IMCO may close your account and return to you the value of your shares at the next calculated NAV. IMCO prohibits opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Taxpayer Identification Number

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code.

Effective Date

When you make a purchase, your purchase price will be the NAV per share next determined after IMCO receives your request in proper form (e.g., complete, signed application and payment). Each Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open for trading. If IMCO receives your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If IMCO receives your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund’s transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent, even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

Minimum Initial Purchase

$3,000

Additional Purchases

$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA College Savings Plan®, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, a Fund may waive or lower purchase minimums in other circumstances.

Payment

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. IMCO does not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, IMCO does not accept third-party checks, cash, or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

Redeeming an Account

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

IMCO will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by electronic funds transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption of shares of the Florida Tax-Free Income Fund is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

Buying and Selling Fund Shares

Internet Access  – USAA.COM

To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

Mobile Access – MOBILE.USAA.COM

Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA Self-Service Telephone System (800) 531-USAA (8722)

In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

Telephone

Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. Central Time and Saturday, 8 a.m. to 5 p.m. Central Time.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, IMCO will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

Fax

Send a signed fax with your written redemption instructions to (800) 292-8177.

Mail

If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

EFT

Additional purchases on a regular basis may be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA Brokerage Services

To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchases or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

Exchanges

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. Only Florida residents may exchange into a Florida Fund.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After IMCO receives the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the exchanged shares (which is generally the amount you paid when you originally purchased those shares) and the price of those shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

Other Important Information about Purchases and Redemptions

Account Balance

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Excessive Short-Term Trading

The USAA Funds, including the National Fund, generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, Ultra Short-Term Bond Fund and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include that each fund reserves the right to reject any purchase order, including an exchange that it regards as disruptive to the efficient management of the particular fund.

The USAA Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the Funds because such activities can hamper the efficient management of the Funds. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

➢	Transactions in the money market funds, the USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund;

➢	Purchases and sales pursuant to automatic investment or withdrawal plans;

➢
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA College Savings Plan®, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

➢	Purchases and sales by the USAA institutional shares for use in USAA Target Retirement Funds; and

➢	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the fund.

If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account, unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which IMCO has entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or the USAA Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If IMCO detects suspicious trading activity at the omnibus account level, IMCO will request underlying trading information and review the underlying trading activity to tax individual accounts engaged in excessive short-term trading activity. IMCO will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

IMCO also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

Other Fund Rights

The Fund of the Trust reserves the right to:

➢	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

➢	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

➢	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

➢
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

➢	Redeem an account with less than $250, with certain limitations; and

➢	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

Multiple Class Information

The National Fund is composed of two classes of shares: Fund Shares and Adviser Shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

Service, Distribution, and Administrative Fees

Rule 12b-1 under the 1940 Act permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares of the National Fund are subject to a 12b-1 plan. Under the plan, the Adviser Shares of the Fund pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the National Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see “Multiple Class Structure” in the Fund’s SAI.

Additional Payments to Financial Intermediaries

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the National Funds that would otherwise be performed by the Fund’s transfer agent. In some circumstances, IMCO will pay such service providers a fee for performing those services. Also, IMCO and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of the Fund. Such payments may be made for one or more of the following:
(1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering the Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of the Fund.

Shareholder Information

Share Price Calculation

The price at which Fund shares are purchased and redeemed is equal to the NAV per share determined on the effective date of the purchase or redemption. Each Fund’s NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. You may buy or sell Fund shares at the NAV per share without a sales charge. Each Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

Valuation of Securities

Securities of the National Fund with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Fund’s Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Repurchase agreements are valued at cost.

Investments in open-end investment companies are valued at their NAV at the end of each business day. Futures contracts are valued at the last quoted sales price at the close of market on the principal exchange on which they are traded. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the National Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund’s Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the National Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quot ation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

Dividends and Distributions

Distributions from the National Fund’s net investment income are declared daily and paid on the last business day of the month. Dividends begin accruing on shares the day following their purchase date. Dividends continue to accrue to the effective date of redemption.

Ordinarily, any net realized capital gain distributions will be paid in December of each year. The National Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

IMCO will automatically reinvest all income dividends and capital gain distributions in additional shares of the distributing Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any capital gain distributions made by the National Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the National Fund shortly before any capital gain distribution. Some or all of these distributions are subject to taxes. IMCO will invest in your account any dividend or other distribution returned to us by your financial institution at the current NAV per share.

Taxes

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Dividends the National Fund pays that are attributable to the tax-exempt interest it earns in excess of certain disallowed deductions (exempt-interest dividends) are excludable from its shareholders’ gross income for federal income tax purposes. While IMCO manages the National Fund so that at least 80% of the Fund’s annual interest income will be exempt from federal income tax, IMCO may invest up to 20% of the Fund’s assets in securities that generate income not exempt from that tax. The income exemption for federal income tax purposes does not necessarily mean that the income is exempt under the income or other tax laws of any state or local taxing authority. Distributions of the National Fund’s interest income also may be a tax preference item for purposes of the federal AMT. As discussed earlier, net capital gain distributed by or reinvested in the National Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares are taxable. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the National Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year. Although that rate also applies to certain taxable dividends, it is not expected that either Fund’s income dividends will qualify for that rate. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, IMCO recommends that you consult your tax adviser about your investment.

Distributions from the National Fund that do not qualify as “exempt-interest dividends” and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

Withholding

Federal law requires the National Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

➢	Underreports dividend or interest income or

➢	Fails to certify that he or she is not subject to backup withholding.

 To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the National Fund’s transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

Reporting

The National Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes, including the portion of the dividends, if any, constituting a tax preference item for purposes of the federal AMT and the percentage and source (by state) of interest income earned on tax-exempt securities held by the Fund during the preceding year.

Shareholder Mailings

Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and IMCO will begin your individual delivery within 30 days of your request.

Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the National Fund’s financial performance for the past five years. Certain information reflects financial results for a single National Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the National Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the National Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

TAX EXEMPT LONG-TERM FUND SHARES

	Year Ended March 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of period	$12.83	$11.59		$12.97	$13.91	$13.94
Income (loss) from investment operations:
Net investment income	.62	.65		.66	.64	.62
Net realized and unrealized gain (loss)	(.63)	1.24		(1.35)	(.90)	.11
Total from investment operations	(.01)	1.89		(.69)	(.26)	.73
Less distributions from:
Net investment income	(.62)	(.65)		(.66)	(.64)	(.62)
Realized capital gains	(.04)	(.00)	(a)	(.03)	(.04)	(.14)
Total distributions	(.66)	(.65)		(.69)	(.68)	(.76)
Net asset value at end of period	$12.16	$12.83		$11.59	$12.97	$13.91
Total return (%)*	(.19)	16.59	(b)	(5.34)	(1.98)	5.33
Net assets at end of period (000)	$2,170,450	$2,344,007		$2,029,981	$2,303,256	$2,446,313
Ratios to average net assets:**
Expenses (%)(c)	.47	.45	(b)	.44	.48	.55
Net investment income (%)	4.84	5.21		5.42	4.71	4.45
Portfolio turnover (%)	15	8		13	32	36

*     Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended March 31, 2011, average net assets were $2,344,885,000.
(a) Represents less than $0.01 per share.
(b)   During the year ended March 31, 2010, SAS reimbursed the Fund Shares $102,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by less than 0.01%. This decrease is excluded from the expense ratios above.

(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
	(.00%)†	(.00%)†	(.00%)†	(.01%)		(.00%)†
	† Represents less than 0.01% of average net assets.

Capitalization

The following table shows the capitalization of each Fund as of March 31, 2011, and of the National Fund on a pro forma combined basis as of March 31, 2011, after giving effect to the proposed Reorganization. Pro forma financial statements have not been included because the Florida Fund represents less than 10% of the assets of the National Fund.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Florida Fund – Fund Shares	$148.22	$8.97	16,523,923
National Fund – Fund Shares	$2,170.45	$12.16	178,425,003
National Fund – Adviser Shares	$4.59	$12.16	377,105
Adjustments*	-	-	-
Pro forma National Fund – Fund Shares (assuming the Reorganization is approved)	$2,318.67	$12.16	190,614,114
Pro forma National Fund – Adviser Shares (assuming the Reorganization is approved)	$4.59	$12.16	377,105

MORE INFORMATION ABOUT VOTING AND THE MEETING

The Meetings

This Proxy Statement is being provided to shareholders of the Florida Fund in connection with the solicitation of proxies by the Board to solicit your vote on the election of Trustees and the Reorganization at the Meeting. The Meeting will be held at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on November 10, 2011, at 2:00 p.m., Central Time. A separate proxy statement is being provided to the shareholders of the other funds of the Trust in connection with the solicitation of proxies by the Board to solicit those shareholders’ vote on the election of Trustees at the Meeting and another matter relating solely to the USAA GNMA Trust.

Ways to Vote

You may vote in one of three ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy ballot; or
•	call the toll-free number printed on your proxy ballot.

Please note that to vote via the Internet or telephone, you will need the "control number" that is printed on your proxy ballot.

Proxy Voting

Each share of the Trust is entitled to one vote (with proportionate voting for fractional shares). Shares represented by duly executed proxies will be voted in accordance with shareholders’ instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted “FOR” each of the proposals. If any other business is brought before the Meeting, your shares will be voted as determined in the discretion of the proxies.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Florida Fund receives a specific written notice to the contrary from any one of them.

Revocability of Proxy

Proxies, including proxies given on the Internet or by telephone, may be revoked at any time before they are voted. If you wish to revoke a proxy, you must submit a written revocation or a later-dated proxy to the Florida Fund. You also may revoke a proxy by attending the Meeting and voting in person. The last instruction the Florida Fund receives from you, whether received in paper or electronic form, will be the one counted.

Required Shareholder Vote

Shareholders of record of the Trust on September 16, 2011, are entitled to vote at the Meeting.

With respect to the election of Trustees in Proposal 1, 30% of the total shares of the Trust entitled to vote, represented in person or by proxy, are required to constitute a quorum at the Meeting. With respect to the approval of the Reorganization Plan in Proposal 2, 30% of the total shares of the Florida Fund entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting.

Shareholders of the Trust will vote at the Meeting as a single class on the election of Trustees. The nominees for Trustees of the Trust receiving the vote of a plurality of the outstanding voting shares of the Trust cast at the Meeting shall be elected, provided a quorum is present.

Shareholders of the Florida Fund will vote together as a separate series of the Trust on Proposal 2. Approval of the Reorganization Plan requires the affirmative vote of (A) 67% or more of the shares of the Florida Fund present or represented by proxy at the Meeting, if holders of more than 50% of the outstanding shares of the Florida Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting shares of the Florida Fund, whichever is the less.

Your vote will be counted at the Meeting if cast in person or by proxy. The election inspectors will count:

    Votes case "FOR" the approval of each proposal to determine whether sufficient affirmative votes have been case; and

    Abstentions and broker non-votes of shares (in addition to all votes case "FOR" or "AGAINST" to determine whether a quorum is present.

Abstentions and broker non-votes are not counted to determine whether a proposal has been approved. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority. Each proposal requires a vote based on the total votes cast. Because abstentions and broker non-votes are treated as shares present for purposes of quorum but not voting, any abstentions and broker non-votes will have the effect of votes cast “AGAINST” a proposal.

If shareholders of the Florida Fund do not approve the Reorganization Plan, then the Reorganization will not be implemented and the Board and IMCO will consider the alternatives. If shareholders of the Trust do not approve the election of the Trustees, then the Board will consider other alternatives.

Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting. The Board has fixed the close of business on September 16, 2011, as the record date for determining the shareholders of the Florida Fund entitled to receive notice of the Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Meeting. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of the IMCO, who will not be paid for these services. The exact cost will depend upon the services rendered. Legal costs, the costs of preparing, printing, and mailing the enclosed proxy card and Proxy Statement, and any other costs incurred in connection with the solicitation of proxies for the Meeting with respect to the election of Trustees, including any additional solicitation made by mail, Internet, or telephone will be borne pro rata by the funds of the Trust in proportion to their relative net assets as of September 16, 2011. Legal costs, the costs of preparing, printing, and mailing the enclosed proxy card and Proxy Statement, and any other costs incurred in connection with the solicitation of proxies for the Florida Fund Reorganization, including any additional solicitation made by mail, Internet, or telephone will be borne by the Florida Fund.

Voting Securities and Principal Holders

Shareholders of the Florida Fund at the close of business on September 16, 2011, will be entitled to be present and vote at the Meeting. As of that date, there were [____] shares outstanding for the Florida Fund and [_____] shares outstanding in total for the Trust.

As of July 30, 2011, shareholders who owned of record and/or beneficially (to the Trust’s knowledge) more than 5% of the shares of the Florida Fund are listed below. Shareholders who own beneficially more than 25% of the Florida Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund.

Shareholder’s Name/Address	Number and Nature of Shares of the Florida Fund Owned	Percent of Shares of the Florida Fund Owned	Percent Beneficial Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)
Larry W. Gross/ Raechelle Gross Trust Larry W. Gross Revocable Trust Boca Raton, FL	1,091,422.893	6.68%	0.43%
Joseph Gross/Judith Gross JTWROS TOD Debra G. Kohn/Larry Gross Boca Raton, FL	822,680.98	5.03%	0.32%

As of July 31, 2011, the officers and Trustees of the Trust and the nominees for Trustee, as a group, owned of record and beneficially less than 1.00% of the outstanding voting securities of the Florida Fund.

Interest of Certain Persons in the Reorganization

The following persons may be deemed to have an interest in the Reorganization because each is an affiliate of IMCO, which provides investment management and other services to the National Fund. Future growth of the National Fund can be expected to increase the total amount of fees payable to IMCO and its affiliates.

Name	Relationship to IMCO
USAA	Parent Company
Shareholder Account Services	Sister Company

Date for Receipt of Shareholders’ Proposals for Subsequent Shareholder Meetings

Under relevant state law and the Trust’s organizational documents and applicable law, no annual meeting of shareholders is required. Neither the Florida Fund nor any other fund of the Trust currently intends to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent shareholder meeting must be received by the fund(s) within a reasonable period of time prior to the fund’s mailing of the proxy materials for such meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The funds will assist in communicating to other shareholders about such meeting.

How can shareholders communicate with the Board?

Shareholders who want to communicate with the Board or an individual Trustee should send written communications to 9800 Fredericksburg Road, San Antonio, Texas 78288, addressed to the Board or the individual Trustee. The Trust’s Secretary may determine not to forward to the Board or individual Trustees any communication that does not relate to the business of a fund.

Other Business and Proposals to Adjourn the Meeting

The Board knows of no other business to be brought before the Meeting, except that shareholders of the USAA GNMA Trust also will be asked to vote on a proposal that only affects that fund. A separate proxy statement is being provided to the shareholders of that fund in connection with the solicitation of proxies for the Meeting with respect to that proposal, and to the shareholders of all the other funds of the Trust in connection with the solicitation of proxies by the Board to solicit those shareholders’ vote on the election of Trustees at the Meeting. If any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed proxy ballot.

In the event a quorum is not present at the Meeting, or in the event a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies if such an adjournment and additional solicitation is reasonable and in the interests of shareholders. In determining whether adjournment and additional solicitation is in the interests of shareholders, the proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for additional solicitation. A proposal may be voted on prior to any adjournment if sufficient votes have been received for the proposal and such vote is otherwise appropriate. Any adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposal in favor of any adjournment and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment.

*           *           *           *           *

APPENDIX A: Form of Plan of Reorganization and Termination

FORM OF PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted as of _____________, 2011, by USAA MUTUAL FUNDS TRUST, a Delaware statutory trust (“Trust”), on behalf of the USAA Florida Tax-Free Income Fund (“Florida Fund”), and the USAA Tax Exempt Long-Term Fund series (“National Fund”), each a segregated portfolio of assets (“series”) thereof (each, a “Fund”). All agreements, covenants, actions, and obligations of a Fund contained herein shall be deemed to be agreements, covenants, actions, and obligations of, and all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by, the Trust acting on the Fund’s behalf.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A. Each Fund is a duly established and designated series thereof.

The Trust wishes to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”), and intends this Plan to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of (1) the transfer of all of Florida Fund’s assets to National Fund in exchange solely for shares in National Fund (“National Fund Shares”), which have rights, powers, privileges, obligations, and other characteristics identical to shares in Florida Fund (“Florida Fund Shares”), and National Fund’s assumption of all of Florida Fund’s liabilities, (2) the distribution of those shares pro rata to Florida Fund’s shareholders in exchange for their Florida Fund Shares and in liquidation thereof, and (3) Florida Fund’s termination (collectively, “Reorganization”), all on the terms and conditions set forth herein

The Trust’s Trust Instrument (“Instrument”) permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets—each series thereof (including each Fund) is a managed portfolio of securities, and USAA Investment Management Company, each Fund’s investment manager (“Adviser”), has the authority to buy and sell securities for it.

The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized performance thereof on each Fund’s behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

1.           PLAN OF REORGANIZATION AND TERMINATION

1.1.           Subject to the requisite approval of Florida Fund’s shareholders and the terms and conditions set forth herein, Florida Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to National Fund. In exchange therefor, National Fund shall—

(a)           issue and deliver to Florida Fund the number of full and fractional (rounded to the third decimal place) National Fund Shares determined by dividing the net value of Florida Fund (computed as set forth in paragraph 2.1) by the net asset value (“NAV”) of an National Fund Share (computed as set forth in paragraph 2.2), and

(b)           assume all of Florida Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2.           The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Florida Fund’s books, and other property owned by Florida Fund at the Valuation Time (as defined in paragraph 2.1).

1.3.           The Liabilities shall include all of Florida Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time (as defined in paragraph 2.1), and whether or not specifically referred to in this Plan, except Reorganization Expenses (as defined in paragraph 4.3.9), if any, borne by the Adviser pursuant to paragraph 5. Notwithstanding the foregoing, Florida Fund shall endeavor to discharge all its known Liabilities before the Effective Time.

1.4.           At or immediately before the Effective Time, Florida Fund shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) “investment company taxable income” (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) “net capital gain” (as defined in section 1222(11) of the Code), after reduction by any capital loss carryover, for prior taxable years and the current taxable year through the Effective Time.

1.5.           At the Effective Time (or as soon thereafter as is reasonably practicable), Florida Fund shall distribute the National Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record, determined as of the Effective Time (each a “Shareholder” and collectively “Shareholders”), in constructive exchange for their Florida Fund Shares, and shall completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent opening accounts on National Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those National Fund Shares to those newly opened and existing accounts. Each Shareholder’s newly opened or existing account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) National Fund Shares due that Shareholder. The aggregate NAV of National Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Florida Fund Shares that Shareholder owned at the Effective Time. All outstanding Florida Fund Shares, including any represented by certificates, shall simultaneously be canceled on Florida Fund’s share transfer books. National Fund shall not issue certificates representing the National Fund Shares issued in connection with the Reorganization.

1.6.           As soon as reasonably practicable after distribution of the National Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Florida Fund shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

1.7.           Any reporting responsibility of Florida Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“SEC”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.8.           Any transfer taxes payable on issuance of National Fund Shares in a name other than that of the registered holder on Florida Fund’s books of the Florida Fund Shares constructively exchanged therefor shall be paid by the person to whom such National Fund Shares are to be issued, as a condition of such transfer.

2.           VALUATION

2.1.           For purposes of paragraph 1.1(a), Florida Fund’s net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Business Day (i.e., a day on which the NYSE is open for regular trading) next preceding the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information (“SAI”) and valuation procedures established by the Board, less (b) the amount of the Liabilities as of the Valuation Time.

2.2.           For purposes of paragraph 1.1(a), the NAV of a National Fund Share shall be computed as of the Valuation Time, using the valuation procedures referred to in paragraph 2.1.

2.3.           All computations pursuant to paragraphs 2.1 and 2.2 shall be made by the Adviser.

3.           CLOSING AND EFFECTIVE TIME

3.1.           Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of the close of business on _______________, 2011, (“Effective Time”). If, immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of Florida Fund’s net value and/or the NAV of an National Fund Share is impracticable, the Valuation Time shall be postponed until the first Business Day when that trading has been fully resumed and that reporting has been restored and the Effective Time shall be postponed until the following Business Day. The Closing shall be held at the Trust’s offices or at such other place as the Trust determines.

3.2.           The Trust shall direct its fund accounting and pricing agent to deliver at the Closing a certificate of an authorized officer (a “Certificate”) verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, as reflected on National Fund’s books immediately after the Closing, does or will conform to such information on Florida Fund’s books immediately before the Closing. The Trust shall direct the custodian of the Funds’ assets to deliver at the Closing a Certificate stating that (a) the Assets it holds will be transferred to National Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3.           The Trust shall direct the Trust’s transfer agent to deliver at the Closing a Certificate (a) stating that its records contain the number of full and fractional outstanding Florida Fund Shares each Shareholder owns at the Effective Time and (b) as to the opening of accounts on National Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and a confirmation, or other evidence satisfactory to the Trust, that the National Fund Shares to be credited to Florida Fund at the Effective Time have been credited to Florida Fund’s account on those records.

4.           CONDITIONS PRECEDENT

4.1.           The Trust’s obligation to implement this Plan on National Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

4.1.1.           At the Closing, the Trust, on Florida Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to “securities loans” as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on National Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.2.           Florida Fund’s current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.3.           Florida Fund is not currently engaged in, and the Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, the Instrument or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, on Florida Fund’s behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Florida Fund’s behalf, is a party or by which it is bound;

4.1.4.           All material contracts and other commitments of or applicable to Florida Fund (other than this Plan and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Florida Fund thereunder will be made, at or prior to the Effective Time, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Florida Fund’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

4.1.5.           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Florida Fund or any of its properties or assets attributable or allocable to Florida Fund, that, if adversely determined, would materially and adversely affect Florida Fund’s financial condition or the conduct of its business;  and the Trust, on Florida Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Florida Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

4.1.6.           The execution, delivery, and performance of this Plan have been duly authorized as of the date hereof by all necessary action on the part of the Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Plan constitutes a valid and legally binding obligation of Florida Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors’ rights and by general principles of equity;

4.1.7.           Florida Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

4.1.8.           Florida Fund is a “fund” as defined in section 851(g)(2) of the Code; for each taxable year of its operation (including the taxable year that will end at the Effective Time), Florida Fund has met (or for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; and Florida Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.9.           Florida Fund is in the same line of business as National Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Florida Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.8; from the time it commenced operations through the Effective Time, Florida Fund has conducted and will conduct its “historic business” (within the meaning of that section of the Code) in a substantially unchanged manner; from the Approval Time through the Effective Time, Florida Fund (a) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying National Fund’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (b) has not otherwise changed, and will not otherwise change, its historic investment policies; and the Trust believes, based on its review of each Fund’s investment portfolio, that most of Florida Fund’s assets are consistent with National Fund’s investment objective and policies and thus can be transferred to and held by National Fund;

4.1.10.                      At the Effective Time, (a) at least 33⅓% of Florida Fund’s portfolio assets will meet National Fund’s investment objective, strategies, policies, risks, and restrictions, and (b) Florida Fund will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold;

4.1.11.                      To the best of the Trust’s management’s knowledge, at the record date for Florida Fund’s shareholders entitled to vote on approval of this Plan, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Florida Fund Shares (or National Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Florida Fund Shares (or the equivalent National Fund Shares) to a number of shares that was less than 50% of the number of the Florida Fund Shares at that date;

4.1.12.                      All issued and outstanding Florida Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Florida Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Florida Fund’s shareholder records, as provided in paragraph 3.3; and Florida Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Florida Fund Shares, nor are there outstanding any securities convertible into any Florida Fund Shares;

4.1.13.                      At the Effective Time, Florida Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (within the meaning of section 368(a)(3)(A) of the Code);

4.1.14.                      Not more than 25% of the value of Florida Fund’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

4.1.15.                      During the five-year period ending at the Effective Time, (a) neither Florida Fund nor any person “related” (as defined in section 1.368-1(e)(3) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to Florida Fund will have acquired Florida Fund Shares, either directly or through any transaction, Plan, or arrangement with any other person, with consideration other than National Fund Shares or Florida Fund Shares, except for shares redeemed in the ordinary course of Florida Fund’s business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Florida Fund Shares, other than normal, regular dividend distributions made pursuant to Florida Fund’s historic dividend-paying practice that qualify for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

4.1.16.                      All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Florida Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Florida Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

4.1.17.                      Florida Fund’s Statement of Assets and Liabilities (including Schedule of Investments), Statement of Operations, and Statement of Changes in Net Assets (collectively, “Statements”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended March 31, 2011, have been audited by Ernst & Young LLP (“Auditors”) and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, Florida Fund’s financial condition at their respective dates in accordance with GAAP, and there are no known contingent liabilities of Florida Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein; and

4.1.18.                      Since March 31, 2011, there has not been any material adverse change in Florida Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Florida Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Florida Fund Share due to declines in market values of securities Florida Fund holds, the discharge of Target liabilities, or the redemption of Florida Fund Shares by its shareholders shall not constitute a material  adverse change.

4.2.           The Trust’s obligation to implement this Plan on Florida Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

4.2.1.           No consideration other than National Fund Shares (and National Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.2.           The National Fund Shares to be issued and delivered to Florida Fund, for the Shareholders’ benefit, pursuant to the terms of this Plan, (a) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding National Fund Shares and will be fully paid and non-assessable by the Trust;

4.2.3.           National Fund’s current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.2.4.           National Fund is not currently engaged in, and the Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, on National Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on National Fund’s behalf, is a party or by which it is bound;

4.2.5.           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to National Fund or any of its properties or assets attributable or allocable to National Fund, that, if adversely determined, would materially and adversely affect National Fund’s financial condition or the conduct of its business; and the Trust, on National Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects National Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

4.2.6.           National Fund is a “fund” as defined in section 851(g)(2) of the Code; for each taxable year of its operation (including the taxable year that will end at the Effective Time), National Fund has met (or for that year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; and National Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.7.           National Fund is in the same line of business as Florida Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; following the Reorganization, National Fund will continue, and has no intention to change, that line of business; and at the Effective Time, (a) at least 33⅓% of Florida Fund’s portfolio assets will meet National Fund’s investment objective, strategies, policies, risks, and restrictions and (b) National Fund will have no plan or intention to change its investment objective or any of its investment strategies, policies, risks, or restrictions after the Reorganization;

4.2.8.           Following the Reorganization, National Fund (a) will continue Florida Fund’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Florida Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, National Fund (c) has no plan or intention  to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

4.2.9.           National Fund has no plan or intention to issue additional National Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does National Fund, or any person Related to National Fund, have any plan or intention to acquire—during the five-year period beginning at the Effective Time, either directly or through any transaction, Plan, or arrangement with any other person—with consideration other than National Fund Shares, any National Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

4.2.10.                      All issued and outstanding National Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and National Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any National Fund Shares, nor are there outstanding any securities convertible into any National Fund Shares;

4.2.11.                      There is no plan or intention for National Fund to be dissolved or merged into another corporation or a business trust or any “fund” thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

4.2.12.                      Assuming satisfaction of the condition in paragraph 4.1.14, immediately after the Reorganization, (a) not more than 25% of the value of National Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

4.2.13.                      National Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Florida Fund;

4.2.14.                      Before or pursuant to the Reorganization, neither National Fund nor any person Related to National Fund will have acquired Florida Fund Shares, directly or through any transaction, agreement, or arrangement with any other person, with consideration other than National Fund Shares;

4.2.15.                      All Returns of National Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and National Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

4.2.16.                      National Fund’s Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended March 31, 2011, have been audited by Auditors and are in accordance with GAAP; and those Statements present fairly, in all material respects, National Fund’s financial condition at their respective dates in accordance with GAAP, and there are no known contingent liabilities of National Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

4.2.17.                      Since March 31, 2011, there has not been any material adverse change in National Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by National Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per National Fund Share due to declines in market values of securities National Fund holds, the discharge of National Fund liabilities, or the redemption of National Fund Shares by its shareholders shall not constitute a material adverse change; and

4.2.18.                      If the Reorganization is consummated, National Fund will treat each Shareholder that receives National Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

4.3.           The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

4.3.1.           No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), or the 1940 Act for Trust’s execution or performance of this Plan, except for (a) the filing with the SEC of a registration statement on Form N-14 relating to the National Fund Shares issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), including therein a prospectus and information statement (“Prospectus/Statement”), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

4.3.2.           The fair market value of the National Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Florida Fund Shares constructively surrendered in exchange therefor;

4.3.3.           The Trust’s management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Florida Fund Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the National Fund Shares they receive in the Reorganization to any person Related to National Fund, (b) does not anticipate dispositions of those National Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Florida Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of National Fund Shares immediately following the Reorganization;

4.3.4.           The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5.           The fair market value of the Assets will equal or exceed the Liabilities to be assumed by National Fund and those to which the Assets are subject;

4.3.6.           At the Effective Time, there will be no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

4.3.7.           Pursuant to the Reorganization, Florida Fund will transfer to National Fund, and National Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Florida Fund held immediately before the Reorganization; for the purposes of the foregoing, any amounts Florida Fund uses to pay its Reorganization Expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) dividends and other distributions declared and paid to ensure Florida Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets held thereby immediately before the Reorganization;

4.3.8.           Immediately after the Reorganization, the Shareholders will not own shares constituting “control” (within the meaning of section 304(c) of the Code) of National Fund;

4.3.9.           None of the compensation received by any Shareholder who is an employee of or service provider to Florida Fund will be separate consideration for, or allocable to, any of the Florida Fund Shares such Shareholder held; none of the National Fund Shares any such Shareholder receives will be separate  consideration for, or allocable to, any employment Plan, investment advisory Plan, or other service Plan; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.10.                      No expenses incurred by Florida Fund or on its behalf in connection with the Reorganization will be paid or assumed by National Fund, the Advisor, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than National Fund Shares will be transferred to Florida Fund or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.11.                      All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued; the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

4.3.12.                      At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

4.3.13.                      The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.11, 4.2.9, and 4.2.14 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Florida Fund at the Effective Time;

4.3.14.                      The Trust shall have called a meeting of Target’s shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”); and

4.3.15.                      The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively,

“Representations”). The Tax Opinion shall be substantially to the effect that, based on then-existing law and the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

(a)           National Fund’s acquisition of the Assets in exchange solely for National Fund Shares and National Fund’s assumption of the Liabilities, followed by Florida Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Florida Fund Shares, will qualify as a “reorganization” within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be “a party to a  reorganization” within the meaning of section 368(b) of the Code;

(b)           Florida Fund will recognize no gain or loss on the transfer of the Assets to National Fund in exchange solely for National Fund Shares and National Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Florida Fund Shares;

(c)           National Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for National Fund Shares and its assumption of the Liabilities;

(d)           National Fund’s basis in the Assets will be the same as Florida Fund’s basis therein immediately before the Reorganization, and National Fund’s holding period for the Assets will include Florida Fund’s holding period therefor;

(e)           A Shareholder will recognize no gain or loss on the exchange of all its Florida Fund Shares solely for National Fund Shares pursuant to the Reorganization; and

(f)           A Shareholder’s aggregate basis in the National Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Florida Fund shares it actually or constructively surrenders in exchange for those National Fund Shares, and its holding period for those National Fund Shares will include its holding period for those Florida Fund Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that Counsel expresses no opinion regarding the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.           EXPENSES

Florida Fund shall bear any brokerage and similar expenses incurred in connection with the Reorganization, and National Fund shall bear the costs of registering the National Fund Shares to be issued to the Shareholders. Subject to satisfaction of the condition contained in paragraph 4.3.10, all costs of the Shareholders Meeting, including the costs of soliciting proxies, legal and accounting fees in connection with the Reorganization and the other costs of the Reorganization shall be borne by the Florida Fund. If Florida Fund’s shareholders do not approve this Plan or the Reorganization does not close for any other reason, the Florida Fund shall bear all the costs of the transactions contemplated hereby. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.           TERMINATION

The Board may terminate this Plan and abandon the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

7.           AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Florida Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

8.           MISCELLANEOUS

8.1           This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2           Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason of this Plan.

8.3           Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the respective Fund’s property. The Trust, in asserting any rights or claims under this Plan on either Fund’s behalf, shall look only to the other Fund’s property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

8.4           Any term or provision of this Plan that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

APPENDIX B: More Information on Risk Factors

Call Risk: Many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage.

❖
Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after 10 years from the date of issue. The period of “call protection” may be longer or shorter than 10 years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of 10 years or less are not callable.

❖
Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to “call” the higher-yielding bonds from your Fund. When bonds are called, a Fund is affected in several ways. Most likely, IMCO must reinvest the bond-call proceeds at lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain.

Credit Risk: The possibility that a borrower cannot make timely interest and principal payments on its securities or that a party to a transaction involving a Fund will fail to meet its obligations. The securities in each Fund’s portfolio are subject to credit risk. The Funds accept some credit risk as a recognized means to enhance investors’ return. All securities varying from the highest quality to very speculative have some degree of credit risk. IMCO attempts to minimize the Funds’ overall credit risks by:

❖
Primarily investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies’ estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

❖	When evaluating potential investments for the Funds, our credit analysts also independently assess credit risk and its impact on the Funds’ portfolios.

❖
 Diversifying the Funds’ portfolios by investing in securities of a large number of unrelated issuers, which reduces a Fund’s exposure to the risks of an investment in the securities of any one issuer or group of issuers. IMCO invests in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative, because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If a Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.

State-Specific Risk: Because the Fund invests primarily in Florida tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in that state. For more information, see the Florida Fund’s SAI.

Interest Rate Risk: The possibility that the value of each Fund’s investments will decline because of an increase in interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. As mutual funds investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate

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investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

❖
If interest rates increase, the yield of each Fund may increase. In addition, the market value of the Florida Tax-Free Income Fund’s securities will likely decline, adversely affecting the Fund’s NAV and total return.

❖
 If interest rates decrease, the yield of each Fund may decrease. In addition, the market value of the Florida Tax-Free Income Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

 The credit and interest rate risks may be magnified because each Fund concentrates its investments in Florida tax-exempt securities.

Management Risk: The possibility that the investment techniques and risk analyses used by each Fund’s managers will not produce the desired results. These Funds are subject to management risk because each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds’ managers will produce the desired results.

Structural Risk: Variable Rate Demand Notes (VRDNs) are generally long-term bonds with a demand feature that is used to shorten the maturity. The demand feature represents the right to sell the security back to the remarketer or liquidity provider for repurchase on short notice, normally one day or seven days. Usually the demand feature is backed by a letter of credit or similar guarantee from a bank. Since IMCO is relying on the demand feature to shorten maturity, the ability to exercise the demand feature would be dependent upon the bank. IMCO would only purchase VRDNs where IMCO is comfortable that the banks would be able to honor their obligation on the demand feature.

Some VRDNs, referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. IMCO will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, IMCO will not purchase a synthetic instrument unless IMCO believes there is only minimal risk that IMCO will not be able to exercise our tender option at all times.

Other types of tax-exempt securities that are subject to structural risk include liquidity protected preferred shares (LPP shares) and other similar securities. LPP shares are a relatively new type of investment, the terms of which may change in the future in response to regulatory or market developments, which could adversely impact the value and liquidity of the Fund’s investment in LPP shares, the tax treatment of investments in LPP shares, or the ability of the Fund to invest in LPP shares.

Tax Risk: In order to pay interest that is exempt from federal or state/local regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by a Fund to shareholders to be taxable. In addition, income from municipal bonds held by the Funds could be declared taxable because of unfavorable changes in tax laws or adverse interpretations by the Internal Revenue Service or state tax authorities. Changes or proposed changes in federal or state income tax laws also may cause the prices of tax-exempt securities to fall. In addition, although since their inception the Funds have not distributed any income that is a tax preference item for purposes of the federal alternative minimum tax for individual taxpayers, and does not intend to invest in any securities that earn any such income in the future, a portion of a Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax due to federal tax law changes or other unforeseen circumstances.

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APPENDIX C: Management of the Florida Fund

Name, Address* and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Total Number of USAA Funds Overseen by Officer
Interested Officers
Daniel S. McNamara (June 1966)	Vice President	December 2009	President and Director, IMCO, and SAS (10/09-present); President and Director of FAI and FPS (10/09-04/11); Senior Vice President of FPS (4/11-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (9/01-9/09). Trust.	48
R. Matthew Freund (July 1963)	Vice President	April 2010	Senior Vice President, Investment Portfolio Management, IMCO (02/10-present); Vice President, Fixed Income Investments, IMCO (2004-2/10). Mr. Freund also serves as a director of SAS.	48
John P. Toohey (March 1968)	Vice President	June 2009	Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments, (12/03-1/09); Vice President, AIG Investments (12/00-11/03).	48
Christopher P. Laia (January 1960)	Secretary	April 2010	Senior Vice President, Office of Compliance & Ethics (7/11-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-7/11); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the officer positions of Vice President and Secretary, IMCO and SAS, and Vice President and Secretary of FAI and Assistant Secretary of FPS.	48
James G. Whetzel (February 1978)	Assistant Secretary	April 2010	Executive Attorney, Financial Advice & Solutions Group General Counsel; Assistant Secretary of USAA Mutual Funds Trust (4/09-present) USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).	48
Roberto Galindo, Jr. (November 1960)	Treasurer	February 2008	Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).	48
William A. Smith (June 1948)	Assistant Treasurer	February 2009	Vice President, Senior Financial Officer and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09- present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps, (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).	48

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Jeffrey D. Hill (December 1967)	Chief Compliance Officer	September 2004	Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).	48

*    The address of each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

Management Compensation

No compensation is paid by any fund of the Trust to any of the officers of the Trust. No pension or retirement benefits are accrued as part of fund expenses.

C-2

APPENDIX D: The Fund’s Independent Public Accountant

The Fund’s Independent Public Accountant

Ernst & Young LLP (“E&Y”), 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, was chosen by the Audit Committee and the Board to serve as the independent registered public accounting firm for the Florida Fund and the other funds of the Trust for the current fiscal year. In this capacity, E&Y is responsible for the audits of the annual financial statements of the Florida Fund and the other funds of the Trust and reporting thereon.

Representatives of E&Y are not expected to be at the Meeting to answer questions relating to the services provided to the Trust and its funds. However, if such representatives are present at the Meeting, they will have the opportunity to make a statement if they desire to do so and would be available to respond to appropriate questions. Even if an E&Y representative is not present at the Meeting, a representative could be contacted during the Meeting if any matter were to arise requiring assistance.

Audit and Related Fees

The following table includes information regarding the audit fees, audit-related fees, tax services fees, and all other fees paid to E&Y by the funds of the Trust and their affiliated service providers, including IMCO, each fund’s investment adviser and principal underwriter, and SAS, each Fund’s transfer agent, for the fiscal years ended in 2010 and 2011.

Fiscal Year Ended May 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2010	$280,916	$61,513	$0	$ 43,383
2011	$304,929	$63,358	$0	$320,958

Fiscal Year Ended July 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2010	$359,418	$61,513	$0	$ 43,383
2011	$391,388	$63,358	$0	$320,958

Fiscal Year Ended March 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2010	$244,354	$61,513	$0	$ 43,383
2011	$268,555	$63,358	$0	$320,958

Fiscal Year Ended December 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2009	$262,287	$61,513	$0	$ 43,383
2010	$330,450	$63,358	$0	$320,958

(1) Audit-related fees are fees for services rendered in assessing the controls of the funds’ transfer agent.

(2) Tax fees are for services rendered in preparing and reviewing the funds’ tax returns and services for tax compliance and tax advice.

(3) All Other Fees includes Testing for Custody Rule SAS 70 and Rule 204/206 Regulatory Procedures.

All of the services for audit fees, audit-related fees, and tax fees paid to E&Y for the fiscal years ended in 2010 and 2011 must be and were pre-approved by the Trust’s Audit Committees. Those pre-approval procedures are described below.

Non-Audit Fees

SEC rules also require that we detail the total non-audit fees paid to E&Y by the Trust’s funds, and fees paid to E&Y for non-audit services for IMCO and any other entity controlling, controlled by or under common control with IMCO that provides ongoing services to the funds even if the services were not related to the funds or required pre-approval

D-1

by the Trust’s Audit Committee. The aggregate non-audit fees billed by E&Y for services rendered to the funds, IMCO and any entity controlling, controlled by, or under common control with IMCO that provides ongoing services to the funds were, $43,383 in the fiscal year ended May 31, 2010, and $320,958 in the fiscal year ended May 31, 2011.

All non-audit services to be performed for the Trust’s funds by E&Y must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee’s pre-approval procedures. The Trust’s Audit Committee has determined that the provision of non-audit services to the funds, IMCO, and SAS is compatible with maintaining the independence of E&Y.

Pre-Approval Procedures of the Audit Committee

Audit services provided to the Trust’s funds are subject to pre-approval procedures contained within the Audit Committee Charter. Audit services requiring pre-approval include those services provided by the independent auditor to the funds, including the plan and scope of the audit, and any non-audit services to be provided by the independent auditor to the funds, the funds’ investment adviser, and any entity controlling, controlled by, or under common control with the Funds’ investment adviser that provides ongoing services to the funds, if the engagement relates directly to the operations and financial reporting of the funds.

The terms audit services and non-audit services are defined under applicable SEC rules or regulations. Pre-approval may be granted for specific projects or services, or pursuant to separate pre-approval policies and procedures approved by the Audit Committee. The Audit Committee may delegate to one or more designated members of the Committee the authority to pre-approve all or some audit and non-audit services.

The Committee currently delegates to its Chair the power to pre-approve audit and non-audit services that must be commenced before the next regularly scheduled Committee meeting, provided that any decisions of the Chair be presented to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee shall determine whether the provision by the independent auditor of non-audit services provided to the funds’ investment adviser, and any entity controlling, controlled by, or under common control with the funds’ investment adviser that provides ongoing services to the funds that were not pre-approved, as specified in the Audit Committee Charter, by the Committee is compatible with maintaining the auditor’s independence.

The Audit Committee will meet at least two times a year. Other meetings will be held as requested by the Board of Trustees, or when the Chair of a Committee deems additional meetings are required or advisable, upon notice to the Secretary of the affected fund. If circumstances require a special Committee meeting prior to the next scheduled Board meeting, the Chair of the Committee, upon notification to the Secretary of the affected fund, may convene a special meeting of the Committee.

The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Trust’s bylaws. A majority of the members of the Audit Committee shall constitute a quorum.

D-2

APPENDIX E:  Corporate Governance Committee Charter

CHARTER OF THE CORPORATE GOVERNANCE COMMITTEE
OF
USAA MUTUAL FUNDS TRUST
(the Funds)
SCOPE AND PURPOSE:

To maintain oversight of the organization and performance of the Board; to evaluate the effectiveness of the Board and to ensure that the Board conducts itself ethically in accordance with the law; to maintain a policy on Board tenure and term limitations for independent trustees; to recommend candidates to fill vacancies for independent directorship positions on the Board; to oversee the annual review and approval of the Funds’ advisory agreements; to oversee the annual evaluation of the performance of the Board and the Committees of the Board.

FUNCTIONS:
The duties and responsibilities of the Governance Committee include but are not limited to the following:

BOARD SIZE, STRUCTURE, TRAINING AND EVALUATION

Develop desired qualifications, experience, abilities, skills and expectations of performance for individual independent trustees.

Ensure that appropriate orientation and training are made available to independent trustees on the Board.

Establish, implement and oversee an evaluation process to annually review the performance of the Board and the Committees of the Board, including the effectiveness of the structure, size, and procedures of the Board and the Committees of the Board.

Review and, as necessary, propose amendments to the Bylaws, Master Trust Agreements, Resolutions and any other relevant documents as they relate to the directorship positions on the Board.

At least annually review the compensation for the independent trustees to ensure that such members of the Board are being fairly and equitably compensated for their services.

Oversee the structure and process of Board meetings to fully utilize the capabilities of the USAA Investment Management Company in such areas as portfolio management oversight, regulatory updates and reports on items of special interest to the independent trustees in the performance of their oversight function.

Ensure that independent trustees meet at least once quarterly in a session where no trustees who are interested persons of the Funds are present.

Establish and implement a process to facilitate the independent trustees’ annual review and approval of the advisory agreements between the Funds and their investment advisers, including communications with management, as necessary, to develop information appropriate to evaluate the existing advisory agreements.

Meet in separate session before the annual Board meeting set for review and approval of existing advisory agreements to review relevant information and discuss each Fund’s expense and asset information, relative performance and other information requested by the independent trustees and/or provided by management to facilitate the annual review and approval process of the advisory agreements between the Funds and their investment advisers.

BOARD NOMINATIONS

Develop procedures for identifying and recruiting potential candidates for Board membership.

Recruit and screen individuals who possess the qualifications necessary to execute the responsibilities of an independent trustee. Identify and recommend to the Board nominees for election as independent trustees.

Identify and recommend to the Board nominees for membership on committees of the Board as vacancies occur.

Monitor the Board tenure policy providing for a rotation of Board member terms for the independent trustees.

GOVERNANCE COMMITTEE PERFORMANCE

At least annually, review and update the Charter of the Governance Committee, and at least annually conduct a self-assessment of Committee performance.

As necessary, recommend to the Board of Trustees investigations into any matters under the Committee's cognizance.

Review and monitor any Code of Ethics related to the USAA funds and recommend revisions where necessary.

DURATION:

The Committee shall continue in existence on a permanent basis until dissolved by the Board.
CHAIR:
The Chair of this Committee shall be elected by the Board.

MEMBERSHIP:
Committee membership shall be as determined by the Board.  Membership of the Committee, however, shall be limited to the Trustees who are not interested persons of the USAA Funds as defined under the Investment Company Act of 1940.

SUPPORT:

The Committee shall have the authority to hire employees and to retain advisers and experts necessary to execute its duties, and to establish, implement and oversee any policies and procedures necessary or appropriate to implement this authority.

MEETINGS:

The Committee shall meet at such times and conduct such business as designated by the Chair of the Committee, in accordance with the responsibilities set forth in this charter.

Meetings are to be attended only by members of the Committee, the appointed recorder, counsel for the independent trustees, and any guests whose attendance is approved in advance by the Committee Chair.

MINUTES & REPORTS:

The Chair of the Committee shall designate a person to record the proceedings of the Committee’s meetings. The records of the Committee meetings shall be confidential and retained by the Funds' Secretary for a period of at least ten years.

EFFECTIVE DATE:

This Charter was approved by the Board to be effective on July 12, 1995 and shall govern the operation of the Committee, as last amended by the Board November 29, 2005, and amended August 1, 2006 to reflect the Funds’ reorganization.

APPENDIX F:  Comparison of Fundamental Investment Restrictions

The following is a comparison of the fundamental investment restrictions of the National Fund and the Florida Fund.

	National Fund	Florida Fund
Issuing Senior Securities	The Fund may not issue senior securities, except as permitted under the 1940 Act;	Same
Underwriting Securities
The Fund may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;
Same
Borrowing Money	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
Essentially the same limitation but stated instead of cross referencing the 1940 Act. The limitation reads the Florida Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will either Fund purchase securities when its borrowings exceed 5% of its total assets.

Names Rule Limitation	During normal market conditions, at least 80% of the Fund’s annual income will be excludable from gross income for federal income tax purposes	The Florida Fund has an identical provision but contains the additional requirement that at least 80% of each Fund’s net assets will consist of Florida tax-exempt securities.
Real Estate	The Fund may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein.
The Florida Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein).

Concentration
The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The Florida Fund may not purchase any securities which would cause 25% or more of the value of that Fund’s total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in

F-1

U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and, in the case of the Florida Tax-Free Money Market Fund, certificates of deposit and banker’s acceptances of domestic banks.
Lending	The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
The Florida Fund may not lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

Commodities
The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Bond Funds from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

The Florida Fund may not purchase or sell commodities or commodities contracts except that the Florida Tax-Free Income Fund may invest in financial futures contracts, options thereon, and similar instruments.

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STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 26, 2011

USAA MUTUAL FUNDS TRUST

USAA Florida Tax-Free Income Fund
(the “Florida Fund”)

AND

USAA Tax Exempt Long-Term Fund
(the “National Fund”)

9800 Fredericksburg Road
San Antonio, TX 78288
(210) 498-0226

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Florida Fund into the National Fund under which the National Fund would acquire all of the assets of the Florida Fund in exchange solely for Fund Shares of the National Fund and the National Fund’s assumption of all of the Florida Fund’s liabilities (the “Reorganization”).  This SAI is available to all shareholders of the Florida Fund as of September 26, 2011.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)           The combined Statement of Additional Information of the Trust dated August 1, 2011, as supplemented, with respect to the National Fund (File Nos. 33-65572 and 811-7852); and

(2)           The Annual Report to Shareholders of the Trust with respect to the Florida Fund and National Fund for the fiscal year ended March 31, 2011 (File Nos. 33-65572 and 811-7852).

The Trust’s SAI that is incorporated by reference above includes information about the other funds of the Trust that is not relevant to the Reorganizations.  Please disregard that information.

This SAI is not a prospectus.  A Combined Proxy Statement and Prospectus dated September 26, 2011, relating to the Reorganization (the “Proxy Statement”) may be obtained, without charge, by writing to the Trust at 9800 Fredericksburg Road, San Antonio, Texas, 78288 or calling (800) 531-8910.  This SAI should be read in conjunction with the Proxy Statement.

Part C

Item 15.                                Indemnification

Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

(a) The Trustee and Officer Liability Policy. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

(b) Indemnification Provisions under Agreement and Declaration of Trust. Under Article VI of the Registrant’s Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion.  Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant’s Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question  of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.                                Exhibits

1.	USAA Mutual Funds Trust Second Amended and Restated Master Trust Agreement dated June 27, 2006 (4)

2.	First Amended and Restated By-Laws, dated April 20, 2006 (3)

3.	None

4.	Plan of Reorganization and Termination; filed as Appendix A to the Combined Proxy Statement and Prospectus set forth as Part A to this Registration Statement on Form N-14.

5.
Provisions of instruments defining the rights of holders of the securities being registered are contained in the Registrant’s Amended and Restated Agreement and Declaration of Trust and By-laws (Exhibits 1 and 2).

6.	Advisory Agreement dated August 1, 2006 (4)

7.	Amended and Restated Underwriting Agreement dated April 30, 2010 (9)

8.	None

9.	(a)	Amended and Restated Custodian Agreement dated July 31, 2006 with Fee Schedule dated November 28, 2006 (5)

(b)	Subcustodian Agreement dated March 24, 1994 (1)

(c)	Custody and Accounting Fee Schedule dated January 1, 2010 (8)

10.	(a)	12b-1 Plan (9)

(b)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (9)

11.	Legal Opinion of K&L Gates LLP regarding the legality of the securities being registered (filed herewith)

12.	Opinion and Consent of Counsel as to tax matters (to be filed by amendment)

13.	(a)	Transfer Agency Agreement dated November 13, 2002 (2)

(b)	Letter Agreement to Transfer Agency Agreement dated August 1, 2006 adding 37 funds (4)

(c)	Amendment to the Transfer Agency Agreement dated April 30, 2010 (9)

(d)	Letter Agreement dated August 1, 2006, to the Administration and Servicing Agreement for 37 Funds (4)

(e)	Master Revolving Credit Facility Agreement with USAA Capital Corporation dated September 25, 2009 (7)

14.	Consent of Independent Registered Public Accounting Firm (filed herewith)

15.	None.

16.	Powers of attorney (9)

17.	(a)	Voting Instruction and Proxy Cards (filed herewith)

(b)	Code of Ethics of USAA Investment Management Company dated October 1, 2009 (6)

--------------------------------------
(1)	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996).
(2)	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29, 2003).
(3)	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16, 2006).
(4)	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29, 2006).
(5	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2006).
(6)	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 48 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 17, 2009).
(7)	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 49 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 25, 2009).
(8)	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 52 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 3, 2010).
(9)	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 53 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2010).

Item 17.                                Undertakings

(1)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)           The Registrant agrees to file an executed copy of the opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date(s) indicated.

(Signature)	(Title)	(Date)

*		August 25, 2011
Richard A. Zucker	Chairman of the Board of Trustees

*		August 25, 2011
Christopher W. Claus	Vice Chairman of the Board of Trustees and President (Principal Executive Officer)

*		August 25, 2011
Roberto Galindo, Jr.	Treasurer (Principal Financial and Accounting Officer)

*		August 25, 2011
Barbara B. Dreeben	Trustee

*		August 25, 2011
Robert L. Mason	Trustee

*		August 25, 2011
Barbara B. Ostdiek	Trustee

*		August 25, 2011
Michael F. Reimherr	Trustee

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
(11)	Legal Opinion of K&L Gates LLP
(14)	Consent of Independent Registered Public Accounting Firm
(17)(a)	Voting Instruction and Proxy Cards